DREYFUS BASIC MUNICIPAL MONEY MARKET PORTFOLIO
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on the Dreyfus BASIC Municipal Money Market Portfolio. For its annual reporting period ended August 31, 1996, your Fund provided an annualized yield of 3.36%. Income dividends exempt from Federal personal income taxes of approximately $.034 per share were paid to shareholders.* Reinvesting these dividends and calculating the effect of this compounding resulted in an annualized effective yield of 3.41%.**
THE ECONOMY
    Reports throughout the year of strong increases in new jobs and the decline in the unemployment rate have been widely viewed as harbingers of wage pressures that could lead to undesirable inflationary consequences. Despite this, inflation, both at the consumer and at the production level, has remained at the modest 3% level. There has been evidence that the economy may be feeling the effects of the rise in long-term rates earlier in the year, particularly in the consumer sector. Nevertheless, measures of consumer confidence are high and the Index of Leading Economic Indicators continues to predict economic expansion.
    Ever alert to signs of price pressures that could rekindle inflation, the Federal Reserve Board ("the Fed") left the Fed Funds rate unchanged at 5.25% at its Open Market Committee meeting on August 20. The Fed has not raised short-term interest rates since February 1, 1995. Since then, monetary policy has tended to lower the cost of short-term credit. The last time this occurred was when the Fed lowered the Fed Funds rate by a quarter of a percentage point in January 1996.
MARKET ENVIRONMENT/PORTFOLIO ACTIVITY
    If one were to trace the trend in short-term municipal rates over the last six months of this period, the direction would mirror closely the changes in supply and demand conditions. The six-month cycle would reflect: low short-term yields in February due to strong money market fund cash flows after the New Year, price weakness/higher rates in April as investors tapped their money market funds to pay income taxes, market strength in late June/early July as $9 billion in notes maturities left the market, price weakness and buying opportunities in late July due to inflationary concerns and the added supply of summer financings. These technical influences continue to be the overriding factor affecting municipal money rates.
    These conditions, coupled with actions taken by the Federal Reserve Board, provide the framework for our investment strategy - both on a day-to-day basis and looking ahead over a one-year horizon. During the first few months of 1996, as a result of uncertainty surrounding potential tax reform, variable rate demand notes (which represent a significant portion of your Portfolio's investments) benefited from unusually high yields. While the concerns were only temporary, they translated, for a time, into a more attractive after-tax rate of return than was available to the tax-exempt investor on taxable instruments with similar maturities. During this period, the purchase of attractively yielding commercial paper in the 90-day range also allowed us to capture returns similar to those on one-year issues without a significant extension of average maturity - enabling us to wait out a lower yield environment in anticipation of higher rates.
    The opportunity to commit to the longer note issues appeared in July and August and may continue to be available in the coming weeks as some issuers have yet to return to the market with their traditional financings. We did, to some extent, participate in these offerings, which resulted in an extension of your
Fund's average maturity to the 75-day range. We will take advantage of additional buying opportunities that represent an attractive return as we monitor potential Fed activity and any other significant changes in the municipal money market. All new investments will continue to meet the high credit quality standards which we require and to provide a significant level of liquidity, commensurate with the needs of your Fund.
    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we greatly appreciate your continued confidence in the Fund and in The Dreyfus Corporation.
                              Very truly yours,

                          {Richard J. Moynihan, Signature}

                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation
September 12, 1996
New York, N.Y.

* Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.
**Annualized effective yield is based upon dividends declared daily and reinvested monthly.


DREYFUS BASIC MUNICIPAL MONEY MARKET PORTFOLIO
STATEMENT OF INVESTMENTS                                                                                AUGUST 31, 1996
                                                                                                    PRINCIPAL
TAX EXEMPT INVESTMENTS-100.0%                                                                        AMOUNT        VALUE
                                                                                                 ____________  _____________
ALABAMA-3.3%
Alabama Industrial Development Authority, SWDR, VRDN (Pine City Fiber Co.
Project)
    3.60% (LOC; Barclays Bank) (a,b)........................................                    $  20,000,000  $ 20,000,000
Phenix City Industrial Development Board, Environmental Improvement Revenue,
VRDN
    (Mead Coated Board Project) 3.75%, Series A (LOC; Sumitomo Bank) (a,b)..                        6,000,000     6,000,000
CALIFORNIA-10.3%
California Higher Education Loan Authority Inc., Student Loan Revenue, VRDN
    3.50%, Series C (LOC; Student Loan Marketing Association) (a,b).........                       10,000,000    10,000,000
California Pollution Control Finance Authority, RRR, Refunding, VRDN
    (Ultra Power Malaga) 3.55%, Series A (LOC; Bank of America) (a,b).......                       10,100,000    10,100,000
California Public Capital Improvement Financing Authority, Revenue (Pooled
Project)
    3.65%, Series C, 9/16/96 (LOC; National Westminster Bank) (b)...........                       10,000,000    10,000,000
California School Cash Reserve Program Authority
    4.75%, Series A, 7/2/97 (Insured; MBIA).................................                       17,000,000    17,122,669
City of Los Angeles, TRAN 4.50%, 6/19/97....................................                       18,700,000    18,774,607
State of California, RAN 4.50%, Series A, 6/30/97...........................                       16,000,000    16,067,471
COLORADO-2.7%
Colorado Student Obligation Bond Authority, Student Loan Revenue, VRDN
    3.45%, Series A (LOC; Student Loan Marketing Association) (a,b).........                       15,000,000    15,000,000
Denver Urban Renewal Authority, Tax Increment Revenue (Downtown Denver
Renewal)
    4%, Series A, 1/30/97 (Escrowed in; U.S. Treasury Bills)................                        6,260,000     6,260,000
DELAWARE-.3%
Delaware Health Facilities Authority, Revenue, Pooled Loan Program, VRDN
    3.45% (BPA; Morgan Guaranty Trust Co. and Insured; MBIA) (a)............                        2,600,000     2,600,000
DISTRICT OF COLUMBIA-.6%
District of Columbia, VRDN (General Fund Recovery)
    3.65%, Series B-1 (LOC; Union Bank of Switzerland) (a,b)................                        5,000,000     5,000,000
FLORIDA-3.6%
Dade County, Water and Sewer Systems Revenue, VRDN
    3.35% (LOC; Comerica Bank) (a,b)........................................                        6,000,000     6,000,000
Hillsborough County Industrial Development Authority, PCR, VRDN
    (Tampa Electric Co. Project) 3.70% (Corp. Guaranty; Tampa Electric Co.) (a)                     4,700,000     4,700,000
Putnam County Development Authority, PCR (Seminole Electric Co-op)
    3.55%, Series D, 12/15/96 (Corp. Guaranty; National Rural Utility Co-op)                       12,585,000    12,585,000
Saint Lucie County, SWDR, VRDN (Florida Light & Power Co. Project)
    3.70% (Corp. Guaranty; Florida Light & Power Co.) (a)...................                        5,300,000     5,300,000
GEORGIA-7.0%
Fulton County, TAN 4%, 12/31/96.............................................                       28,000,000    28,040,599

DREYFUS BASIC MUNICIPAL MONEY MARKET PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)                                                                    AUGUST 31, 1996
                                                                                              PRINCIPAL
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            AMOUNT             VALUE
                                                                                             ______________    ____________
GEORGIA (CONTINUED)
Rockdale County Development Authority, Industrial Revenue, VRDN
    (Liochem Inc. Project) 4% (LOC; Sanwa Bank) (a,b).......................                   $    8,000,000  $  8,000,000
Savannah Economic Development Authority, Exempt Facility Revenue, VRDN
    (Home Depot Project) 3.65%, Series A (Corp. Guaranty; Home Depot) (a)...                       20,000,000    20,000,000
INDIANA-5.1%
Indiana Bond Bank, Advanced Funding, 4.25%, Series A-2, 1/9/97..............                       20,000,000    20,051,621
Indiana Bond Bank Reassessment Assistance Program, 4.50%, Series B, 1/30/97.                       13,400,000    13,432,300
Indiana Secondary Market Educational Loans Inc., Education Loan Revenue, VRDN
    3.55%, Series B (Insured; AMBAC and LOC; Student Loan Marketing
Association) (a,b)..........................................................                        7,000,000     7,000,000
IOWA-2.8%
Iowa School Corporation, Warrant Certificates (School Cash Anticipation
Program)
    4.25%, Series B, 1/30/97 (Insured; FSA).................................                        7,425,000     7,450,227
Louisa County, PCR, Refunding, VRDN (Midwest Power System Inc. Project) 3.55% (a)                  14,900,000    14,900,000
KANSAS-.6%
Butler County, Solid Waste Disposal Facilities Revenue, VRDN
    (Texaco Refining and Marketing) 3.70%, Series A (Corp. Guaranty; Texaco Oil) (a)                5,700,000     5,700,000
KENTUCKY-4.2%
City of Carroll, Collateralized Solid Waste Disposal Facilities Revenue, VRDN
    (Utilities Co. Project) 3.65%, Series A (a).............................                       23,700,000    23,700,000
Morgantown, IDR (Sumitomo Electric Wire System)
    3.75%, 10/1/96 (LOC; Sumitomo Bank) (b).................................                       10,000,000    10,000,000
LOUISIANA-6.5%
New Orleans Aviation Board, Revenue, VRDN (Passenger Facility Charge
Projects)
    4.15% (LOC: Banque Paribas and Canadian Imperial Bank of Commerce) (a,b)                       13,400,000    13,400,000
Plaquemines Parish, Environmental Revenue, Refunding, VRDN
    (British Petroleum Exploration and Oil) 3.70% (Corp. Guaranty; British
Petroleum) (a)..............................................................                       12,200,000    12,200,000
Plaquemines Port, Harbor and Terminal District, Port Facilities Revenue
    (International Marine Terminal Project)
    3.25%, Series A, 3/17/97 (LOC; Morgan Guaranty Trust Co.) (b)...........                        9,875,000     9,875,000
West Baton Rouge Parish Industrial District Number 3, Revenue, VRDN
    (Dow Chemical Co. Project)
    3.70%, Series A (Corp. Guaranty; Dow Chemical Co.) (a)..................                       16,600,000    16,600,000
MICHIGAN-1.1%
Grand Rapids Economic Development Corporation, Revenue, VRDN
    (Amway/Grand Plaza Hotel Facility #1) 3.45% (LOC; Old Kent Bank and
Trust) (a,b)................................................................                        4,000,000     4,000,000
Michigan Higher Education Student Loan Authority, Revenue, VRDN
    3.45%, Series XII-F (Insured; AMBAC and Liquidity Agreement; Sumitomo Bank) (a)                 5,000,000     5,000,000

DREYFUS BASIC MUNICIPAL MONEY MARKET PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)                                                                     AUGUST 31, 1996
                                                                                                 PRINCIPAL
TAX EXEMPT INVESTMENTS (CONTINUED)                                                                AMOUNT           VALUE
                                                                                                _____________  ____________
MINNESOTA-2.0%
Minnesota Higher Education Coordinating Board, Revenue, VRDN
    3.70% (LOC; Norwest Bank of Minnesota) (a,b)............................                    $  16,000,000  $ 16,000,000
MISSOURI-1.2%
Missouri Higher Education Loan Authority, Student Loan Revenue, Refunding,
VRDN
    3.75%, Series B (Insured; MBIA and SBPA; NMB Post Bank Group) (a).......                        9,500,000     9,500,000
NEBRASKA-1.9%
Nebraska Investment Finance Authority, Single Family Housing Revenue
    3.85%, Series C, 5/1/97 (LOC; Federal Farm Credit Bank) (b).............                       15,000,000    15,000,000
NEVADA-2.8%
Washoe County, Water Facility Revenue, VRDN (Sierra Pacific Power Co.
Project)
    3.65% (LOC; Union Bank of Switzerland) (a,b)............................                       22,100,000    22,100,000
NEW JERSEY-1.6%
Monmouth County Improvement Authority, Revenue, VRDN
    (Pooled Government Loan Program) 3.30% (LOC; Union Bank of Switzerland)
(a,b)......................................................                                         3,000,000     3,000,000
New Jersey Turnpike Authority, Turnpike Revenue, Refunding, VRDN
    3%, Series D (Insured; FGIC and LOC; Societe Generale) (a,b)............                        9,800,000     9,800,000
OHIO-6.5%
Cincinnati City School District Board, BAN 4.40%, 9/20/96...................                       17,730,000    17,733,535
Ohio Housing Financing Agency, Mortgage Revenue:
    3.40%, Series A-3, 3/3/97 (GIC; American Insurance Group)...............                       18,000,000    18,000,000
    4%, Series B-3, 8/13/97 (GIC; Trinity Fund Corp.).......................                       13,000,000    13,000,000
Student Loan Funding Corporation, Student Loan Revenue, VRDN
    3.45%, Series A-3 (LOC; National Westminster Bank) (a,b)................                        3,400,000      3,400,000
OKLAHOMA-1.3%
Holdenville Industrial Authority, Correctional Facility Revenue, VRDN
    3.55% (LOC; First Union National Bank) (a,b)............................                       10,000,000    10,000,000
PENNSYLVANIA-3.4%
Cambria County Hospital Development Authority, HR (Mercy Hospital Johnstown Project)
    4.25%, 3/1/97 (LOC; Bank of Tokyo-Mitsubishi) (b).......................                        8,230,000     8,230,000
Delaware Valley Regional Finance Authority, Local Government Revenue, VRDN
    3.50%, Series D (LOC; Marine Midland Bank) (a,b)........................                       10,300,000    10,300,000
Pennsylvania Energy Development Authority, Energy Development Revenue, VRDN
    (B & W Ebensburg Project) 3.45% (LOC; Swiss Bank Corp.) (a,b)...........                        8,500,000     8,500,000
RHODE ISLAND-1.0%
Rhode Island Student Loan Authority, Student Loan Revenue, VRDN
    3.50%, Series 1 (LOC; National Westminster Bank) (a,b)..................                        8,000,000     8,000,000

DREYFUS BASIC MUNICIPAL MONEY MARKET PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)                                                                      AUGUST 31, 1996
                                                                                                  PRINCIPAL
TAX EXEMPT INVESTMENTS (CONTINUED)                                                                 AMOUNT           VALUE
                                                                                             _______________   ____________
TENNESSEE-1.2%
Tennessee Housing Development Agency (Homeowner Program)
    3.85%, 5/29/97 (Escrowed in; U.S. Treasury Securities)..................                    $  10,000,000  $  9,985,437
TEXAS-20.5%
Brazos River Authority, PCR, VRDN (Utilities Electric Co.):
    3.65%, Series A (LOC; Morgan Guaranty Trust Co.) (a,b)..................                       15,000,000    15,000,000
    Refunding 3.70%, Series C (LOC; Swiss Bank Corp.) (a,b).................                       15,000,000    15,000,000
Brazos River Harbor Navigation District, Harbor Revenue, VRDN
    (Dow Chemical Co. Project) 3.70% (Corp. Guaranty; Dow Chemical Co.) (a).                       22,300,000    22,300,000
El Paso Industrial Development Authority Inc., IDR, VRDN
    (El Paso School District Limited Project) 3.70% (LOC; Chemical Bank) (a,b)                      3,600,000     3,600,000
Gulf Coast Industrial Development Authority, VRDN:
    Marine Terminal Revenue (Amoco Oil Co. Project)
      3.65% (Corp. Guaranty; Amoco Credit Corp.) (a)........................                       34,700,000    34,700,000
    SWDR (Citgo Petroleum Corp. Project) 3.70% (LOC; Wachovia Bank of Georgia) (a,b)                9,100,000     9,100,000
Gulf Coast Waste Disposal Authority, PCR, VRDN (Amoco Oil Co. Project) SWDR,
    Refunding 3.65% (Corp. Guaranty; Amoco Credit Corp.) (a)................                       10,000,000    10,000,000
North Texas Higher Education Authority Inc., Student Loan Revenue, Refunding,
VRDN
    3.55%, Series A (LOC; Student Loan Marketing Association) (a,b).........                       10,500,000    10,500,000
Panhandle Plains Higher Education Authority Inc., Student Loan Revenue, VRDN
    3.45%, Series A (LOC; Student Loan Marketing Association) (a,b).........                       26,000,000    26,000,000
Port Development Corporation, IDR, VRDN (Pasadena Terminals Project)
    3.75% (LOC; ABN-Amro Bank) (a,b)........................................                        2,420,000     2,420,000
State of Texas, TRAN 4.75%, 8/29/97.........................................                       15,000,000    15,114,418
UTAH-4.4%
Intermountain Power Agency, Power Supply:
    3.93%, Series E, 6/16/97 (LOC; Morgan Guaranty Trust Co.) (b)...........                       10,000,000    10,000,000
    3.55%, Series E, 9/16/96 (LOC; Swiss Bank Corp.) (b)....................                       10,000,000    10,000,000
    CP 3.65%, Series E, 10/17/96 (LOC; Bank of America) (b).................                       10,400,000    10,400,000
Utah Board of Regents, Student Loan Revenue, Refunding, VRDN
    3.55%, Series A (LOC; Student Loan Marketing Association) (a,b).........                        5,000,000     5,000,000
VIRGINIA-2.2%
Richmond Industrial Development Authority, VRDN (Cogentrix of Richmond
Project):
    Exempt Facility Revenue 4%, Series A (LOC; Banque Paribas) (a,b)........                        3,400,000     3,400,000
    Revenue:
      4%, Series A (LOC; Banque Paribas) (a,b)..............................                        8,300,000     8,300,000
      4%, Series B (LOC; Banque Paribas) (a,b)..............................                        6,000,000     6,000,000
WISCONSIN-1.0%
State of Wisconsin, Operating Notes 4.50%, 6/16/97..........................                        8,060,000     8,095,502

DREYFUS BASIC MUNICIPAL MONEY MARKET PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)                                                                     AUGUST 31, 1996
                                                                                                  PRINCIPAL
TAX EXEMPT INVESTMENTS (CONTINUED)                                                                 AMOUNT          VALUE
                                                                                                _____________  _____________
WYOMING-.9%
Uinta County, PCR (Amoco Standard Oil Co.) 3.98%, Series A, 12/1/96.........                   $    7,455,000  $  7,458,911
                                                                                               _______________ _____________
TOTAL INVESTMENTS (cost $799,793,360).......................................                                   $799,797,297
                                                                                                               ============


SUMMARY OF ABBREVIATIONS
AMBAC         American Municipal Bond Assurance Corporation      MBIA    Municipal Bond Investors Assurance
BAN           Bond Anticipation Notes                                         Insurance Corporation
BPA           Bond Purchase Agreement                            PCR     Pollution Control Revenue
CP            Commercial Paper                                   RAN     Revenue Anticipation Notes
FGIC          Financial Guaranty Insurance Company               RRR     Resources Recovery Revenue
FSA           Financial Security Assurance                       SBPA    Standby Bond Purchase Agreement
GIC           Guaranteed Investment Contract                     SWDR    Solid Waste Disposal Revenue
HR            Hospital Revenue                                   TAN      Tax Anticipation Notes
IDR           Industrial Development Revenue                     TRAN    Tax and Revenue Anticipation Notes
LOC           Letter of Credit                                   VRDN    Variable Rate Demand Notes


SUMMARY OF COMBINED RATINGS (UNAUDITED)
FITCH (C)              OR          MOODY'S             OR         STANDARD & POOR'S                   PERCENTAGE OF VALUE
----------                         --------                       ------------------                  -------------------
F1+/F1                             VMIG1/MIG1, P1 (d)             SP1+/SP1, A1+/A1 (d)                        92.8%
AAA/AA (e)                         Aaa/Aa (e)                     AAA/AA (e)                                   3.7
Not Rated (f)                      Not Rated (f)                  Not Rated (f)                                3.5
                                                                                                            _________
                                                                                                             100.0%
                                                                                                            =========

NOTES TO STATEMENT OF INVESTMENTS:
    (a) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (b) Secured by letters of credit. At August 31, 1996, 47.7% of the Series' net assets are backed by letters of credit issued by domestic banks, foreign banks and government agencies.
    (c) Fitch currently provides creditworthiness information for a limited number of investments.
    (d) P1 and A1 are the highest ratings assigned tax exempt commercial paper by Moody's and Standard & Poor's, respectively.
    (e) Notes which are not F, MIG or SP rated are represented by bond ratings of the issuers.
    (f) Securities which, while not rated by Fitch, Moody's or Standard & Poor's have been determined by the Board of Directors to be of comparable quality to those rated securities in which the Series may invest.


See notes to financial statements.


DREYFUS BASIC MUNICIPAL MONEY MARKET PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES                                                                      AUGUST 31, 1996
ASSETS:
    Investments in securities, at value
      (cost $799,793,360)-see statement.....................................                                   $799,797,297
    Interest receivable.....................................................                                      5,766,346
    Prepaid expenses........................................................                                         35,218
                                                                                                               ___________
                                                                                                                805,598,861
LIABILITIES:
    Due to The Dreyfus Corporation and affiliates...........................                     $   243,718
    Due to Custodian........................................................                       1,066,733
    Accrued expenses and other liabilities..................................                          31,379      1,341,830
                                                                                                ___________
NET ASSETS  ................................................................                                   $804,257,031
                                                                                                               ============
REPRESENTED BY:
    Paid-in capital.........................................................                                   $804,368,262
    Accumulated net realized (loss) on investments..........................                                       (115,168)
    Accumulated gross unrealized appreciation on investments................                                          3,937
                                                                                                               ____________
NET ASSETS at value applicable to 804,368,262 shares outstanding
    (3 billion shares of $.001 par value Common Stock authorized)...........                                   $804,257,031
                                                                                                               ============
NET ASSET VALUE, offering and redemption price per share
    ($804,257,031 / 804,368,262 shares).....................................                                         $1.00
                                                                                                               ============


See notes to financial statements.

DREYFUS BASIC MUNICIPAL MONEY MARKET PORTFOLIO
STATEMENT OF OPERATIONS                                                                          YEAR ENDED AUGUST 31, 1996
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                    $37,514,646
    EXPENSES:
      Management fee-Note 2(a)..............................................                      $4,972,635
      Shareholder servicing costs-Note 2(b).................................                         619,017
      Registration fees.....................................................                          80,030
      Professional fees.....................................................                          77,745
      Custodian fees........................................................                          77,482
      Directors' fees and expenses-Note 2(c)................................                          15,772
      Prospectus and shareholders' reports..................................                          12,538
      Miscellaneous.........................................................                          45,229
                                                                                                 ___________
          TOTAL EXPENSES....................................................                       5,900,448
      Less-reduction in management fee due to undertakings-Note 2(a)........                       2,153,580
                                                                                                 ___________
          NET EXPENSES......................................................                                      3,746,868
                                                                                                               ____________
          INVESTMENT INCOME-NET.............................................                                     33,767,778
REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS:
    Net realized (loss) on investments-Note 1(b)............................                    $    (23,748)
    Net unrealized appreciation on investments..............................                           3,937
                                                                                                _____________
          NET REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS.................                                        (19,811)
                                                                                                               _____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                    $33,747,967
                                                                                                               =============



See notes to financial statements.


DREYFUS BASIC MUNICIPAL MONEY MARKET PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
                                                                                                   YEAR ENDED AUGUST 31,
                                                                                      ------------------------------------------
                                                                                              1995                  1996
                                                                                      ----------------       --------------------
OPERATIONS:
    Investment income-net.............................................               $      38,916,102        $      33,767,778
    Net realized (loss) on investments................................                         (37,281)                 (23,748)
    Net unrealized appreciation on investments for the year...........                          --                        3,937
                                                                                      ____________________    __________________
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............                      38,878,821               33,747,967
                                                                                      ____________________    __________________
DIVIDENDS TO SHAREHOLDERS FROM;
    Investment income-net.............................................                     (38,916,102)             (33,767,778)
                                                                                      ____________________    __________________
CAPITAL STOCK TRANSACTIONS ($1.00 per share):
    Net proceeds from shares sold.....................................                   1,715,223,924            1,301,637,332
    Dividends reinvested..............................................                      36,684,023               31,816,712
    Cost of shares redeemed...........................................                  (1,679,813,715)          (1,628,610,840)
                                                                                      ____________________    __________________
      INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS                     72,094,232             (295,156,796)
                                                                                      ____________________    __________________
          TOTAL INCREASE (DECREASE) IN NET ASSETS.....................                      72,056,951             (295,176,607)
NET ASSETS:
    Beginning of year.................................................                   1,027,376,687            1,099,433,638
                                                                                      ____________________    __________________
    End of year.......................................................                 $ 1,099,433,638         $    804,257,031
                                                                                      =====================   ===================


See notes to financial statements.

DREYFUS BASIC MUNICIPAL MONEY MARKET PORTFOLIO
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Series' financial statements.


                                                                                       YEAR ENDED AUGUST 31,
                                                               ________________________________________________________________
PER SHARE DATA:                                                 1992(1)         1993          1994         1995         1996
                                                               ----------    ----------     ---------    ---------    --------
    Net asset value, beginning of year...........              $  1.00       $  1.00        $  1.00      $  1.00      $  1.00
                                                               _________     _________      ________     ________     ________
    INVESTMENT OPERATIONS;
    Investment income-net........................                 .024          .027           .026         .037         .034
                                                               _________     _________      ________     ________     ________
    DISTRIBUTIONS;
    Dividends from investment income-net.........                (.024)        (.027)         (.026)       (.037)       (.034)
                                                               _________     _________      ________     ________     ________
    Net asset value, end of year.................              $  1.00       $  1.00        $  1.00      $  1.00      $  1.00
                                                               ==========    ==========     =========    =========    =========
TOTAL INVESTMENT RETURN..........................                 3.41%(2)      2.73%          2.60%        3.80%        3.42%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......                   -            .02%           .09%         .14%         .38%
    Ratio of net investment income to average net assets          3.22%(2)      2.64%          2.58%        3.73%        3.40%
    Decrease reflected in above expense ratios due to
      undertakings by the Manager................                  .77%(2)       .64%           .50%         .45%         .22%
    Net Assets, end of year (000's Omitted)......             $228,708      $685,540     $1,027,377   $1,099,434     $804,257
    (1)  From December 16, 1991 (commencement of operations) to August 31, 1992.
    (2)  Annualized.


See notes to financial statements.

DREYFUS BASIC MUNICIPAL MONEY MARKET PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus BASIC Municipal Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as an open-end management investment company and operates as a series company currently offering four series, including Dreyfus BASIC Municipal Money Market Portfolio (the "Series"). The Series is a non-diversified portfolio. The Series' investment objective is to provide investors with as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital and maintenance of liquidity. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. acts as the distributor of the Fund's shares, which are sold to the public without a sales charge.
    The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
    It is the Series' policy to maintain a continuous net asset value per share of $1.00; the Series has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Series will be able to maintain a stable net asset value per share of $1.00.
    The Series' financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: Investments are valued at amortized cost, which has been determined by the Fund's Board of Directors to represent the fair value of the Series' investments.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Series to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Series not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    The Series has an unused capital loss carryover of approximately $90,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 1996. The carryover does not include net realized securities losses from November 1, 1995 through August 31, 1996, which are treated, for Federal income tax purposes, as arising in fiscal 1997. If not applied, $1,700 of the carryover expires in fiscal 2001, $2,000 expires in fiscal 2002, $50,300 expires in fiscal 2003 and $36,000 expires in fiscal 2004.

DREYFUS BASIC MUNICIPAL MONEY MARKET PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    At August 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the Series' average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Series, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Series, the Series may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. The most stringent state expense limitation applicable to the Series presently requires reimbursement of expenses in any full fiscal year that such expenses (exclusive of certain expenses as described above) exceed 21\2% of the first $30 million, 2% of the next $70 million and 11\2% of the excess over $100 million of the value of the Series' average net assets in accordance with California "blue sky" regulations. However, the Manager had undertaken from September 1, 1995 through January 31, 1996 to reduce the management fee paid by the Series, to the extent that the Series' aggregate annual expenses (exclusive of certain expenses as described above) exceeded specified annual percentages of the Series' average daily net assets. The Manager has currently undertaken, until such time as it gives shareholders at least 90 days' notice to the contrary, to reduce the management fee paid by the Series, to the extent that the Series' aggregate expenses (exclusive of certain expenses as described above) exceed an annual rate of .45 of 1% of the value of the Series' average daily net assets. The reduction in management fee, pursuant to the undertakings, amounted to $2,153,580 during the year ended August 31, 1996.
    The undertaking may be extended, modified or terminated by the Manager, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the agreement.
    (B) Pursuant to the Series' Shareholder Services Plan, the Series reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Series' average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Series and providing reports and other information, and services related to the maintenance of shareholder accounts. During the year ended August 31, 1996, the Series was charged an aggregate of $507,804 pursuant to the Shareholder Services Plan.
    Effective December 1, 1995, the Series compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Series. Such compensation amounted to $40,173 during the period ended August 31, 1996.
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

DREYFUS BASIC MUNICIPAL MONEY MARKET PORTFOLIO
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS BASIC MUNICIPAL MONEY MARKET PORTFOLIO
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus BASIC Municipal Money Market Portfolio (one of the Series constituting Dreyfus BASIC Municipal Fund, Inc.) as of August 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus BASIC Municipal Money Market Portfolio at August 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                              (Ernst & Young, LLP signature logo)


New York, New York
October 3, 1996


DREYFUS BASIC MUNICIPAL MONEY MARKET PORTFOLIO
IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Series hereby designates all the dividends paid from investment income-net during the fiscal year ended August 31, 1996 as "exempt-interest dividends" (not generally subject to regular Federal income tax).


(Dreyfus Lion "D" Logo)
DREYFUS BASIC MUNICIPAL
MONEY MARKET PORTFOLIO
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940


Printed in U.S.A.                            122AR968
(Dreyfus Logo)
BASIC Municipal
Money Market
Portfolio
Annual Report
August 31, 1996

insert
DREYFUS BASIC MUNICIPAL MONEY MARKET PORTFOLIO
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on the Dreyfus BASIC Municipal Money Market Portfolio. For its annual reporting period ended August 31, 1996, your Fund provided an annualized yield of 3.36%. Income dividends exempt from Federal personal income taxes of approximately $.034 per share were paid to shareholders.* Reinvesting these dividends and calculating the effect of this compounding resulted in an annualized effective yield of 3.41%.**
THE ECONOMY
    Reports throughout the year of strong increases in new jobs and the decline in the unemployment rate have been widely viewed as harbingers of wage pressures that could lead to undesirable inflationary consequences. Despite this, inflation, both at the consumer and at the production level, has remained at the modest 3% level. There has been evidence that the economy may be feeling the effects of the rise in long-term rates earlier in the year, particularly in the consumer sector. Nevertheless, measures of consumer confidence are high and the Index of Leading Economic Indicators continues to predict economic expansion.
    Ever alert to signs of price pressures that could rekindle inflation, the Federal Reserve Board ("the Fed") left the Fed Funds rate unchanged at 5.25% at its Open Market Committee meeting on August 20. The Fed has not raised short-term interest rates since February 1, 1995. Since then, monetary policy has tended to lower the cost of short-term credit. The last time this occurred was when the Fed lowered the Fed Funds rate by a quarter of a percentage point in January 1996.
MARKET ENVIRONMENT/PORTFOLIO ACTIVITY
    If one were to trace the trend in short-term municipal rates over the last six months of this period, the direction would mirror closely the changes in supply and demand conditions. The six-month cycle would reflect: low short-term yields in February due to strong money market fund cash flows after the New Year, price weakness/higher rates in April as investors tapped their money market funds to pay income taxes, market strength in late June/early July as $9 billion in notes maturities left the market, price weakness and buying opportunities in late July due to inflationary concerns and the added supply of summer financings. These technical influences continue to be the overriding factor affecting municipal money rates.
    These conditions, coupled with actions taken by the Federal Reserve Board, provide the framework for our investment strategy - both on a day-to-day basis and looking ahead over a one-year horizon. During the first few months of 1996, as a result of uncertainty surrounding potential tax reform, variable rate demand notes (which represent a significant portion of your Portfolio's investments) benefited from unusually high yields. While the concerns were only temporary, they translated, for a time, into a more attractive after-tax rate of return than was available to the tax-exempt investor on taxable instruments with similar maturities. During this period, the purchase of attractively yielding commercial paper in the 90-day range also allowed us to capture returns similar to those on one-year issues without a significant extension of average maturity - enabling us to wait out a lower yield environment in anticipation of higher rates.
    The opportunity to commit to the longer note issues appeared in July and

DREYFUS BASIC MUNICIPAL BOND PORTFOLIO
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on the Dreyfus BASIC Municipal Bond Portfolio. For its annual reporting period ended August 31, 1996, your portfolio earned a total return, including share price changes, interest income and capital gain distributions, of 6.17%.* Income dividends exempt from Federal personal income taxes of approximately $.723 per share were paid to shareholders.** This is equivalent to an annualized tax-free distribution rate per share of 5.53%.***
THE ECONOMY
    Recent reports indicating some moderation in the rate of economic growth, low unemployment and benign inflation have so far deferred the well-anticipated hiking of short-term interest rates by the Federal Reserve Board's Open Market Committee ("the Fed"). Ever alert to signs of price pressures that could rekindle inflation, the Central Bank left the Fed Funds rate unchanged at 5.25% at the Fed's meeting on August 20. The Fed has not raised short-term interest rates since February 1, 1995. Since then, monetary policy has tended to lower the cost of short-term credit. Investors have grown increasingly wary that, as the economy continues to expand, the Federal Reserve would apply the monetary brakes to ward off higher levels of inflation. Reports throughout the year of strong increases in new jobs and the decline in the unemployment rate have been widely viewed as harbingers of wage pressures that could lead to undesirable inflationary consequences. The bond market has been particularly volatile in its anticipation of Federal Reserve restraint - since January, long-term interest rates have risen a full percentage point. Despite all this, inflation, both at the consumer and at the production level, has remained subdued. The latest reports indicated that both the Consumer and Producer Price Indices remained in the 3% range over the past twelve months. Prices at earlier stages of the manufacturing process fell over the past two months, lending support to those who expect a flat inflation rate.
    There has been some recent evidence that the economy may be reflecting the effects of the rise in long-term interest earlier in the year. Retail sales have slackened of late. In July, housing starts declined for the third consecutive month and sales of existing homes also fell. On the production side of the economy, latest reports on industrial output also showed signs of moderation. In July, factory production rose only .1%, its smallest monthly increase in four months. Despite these anecdotal signs of slowing, several indicators of future economic activity remained positive. The Index of Leading Economic Indicators has been on the rise since early this year, and the Conference Board's Consumer Confidence Index reached a six-year high in August. While rising consumer confidence is favorable for business (and political incumbents), it could complicate the efforts of the Federal Reserve to maintain balanced economic growth. We remain alert to any indications that the economy may be entering a phase of undue expansion.
MARKET ENVIRONMENT
    As taxable interest rates continued to rise, both municipals and 30-year U.S. Treasury bonds rose in yield, but municipals at a slower pace. Long-term general obligation municipal bonds were trading at approximately 87% of treasuries during the middle of March. By early September, the ratio declined to approximately 81%. Accordingly, municipal bonds have been selling at an ever better price than Treasuries. This improvement compared to the government market can be attributed to the declining supply of municipal bonds, combined with the diminished possibility of a flat tax, which was being considered by presidential candidates in early 1996. Even though municipals are rich all along the yield curve, tax exempt bonds should remain close to these ratios if interest rates stabilize or continue to rise because supply should remain low while demand would continue to improve.
THE PORTFOLIO
    Since last writing to you in March 1996, the Fund has chosen to follow specific investment strategies which have helped to enhance its total return while maintaining a high level of current income. Specifically, the portfolio maintained a defensive posture in early 1996, due to a low interest rate environment. At that time, the Fund purchased premium bonds of a kind that emphasize current income and have a better ability to protect the principal price of each bond in a declining market. As the fundamental backdrop for the municipal market declined from March through June, the Fund concentrated on slowly purchasing longer maturing discount bonds. These types of bonds were selling at a substantial discount to the rest of the municipal market because they were out of favor and hence represented an excellent opportunity to enhance the value of the Fund. The market had a dramatic improvement in July and early August so the Fund took the opportunity to generate some gains and become more defensive. By the middle of August, the markets had reversed course and were declining again. If interest rates continue to rise, we currently expect that the Fund will become more constructive and implement a more aggressive strategy.
    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we greatly appreciate your continued confidence in the Fund and in The Dreyfus Corporation.
                              Very truly yours,

                          [Richard J. Moynihan signature logo]

                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation
September 12, 1996
New York, N.Y.

*      Total return includes reinvestment of dividends and any capital gains paid.
**    Some income may be subject to the Federal Alternative Minimum Tax (AMT)
for certain shareholders.
*** Annualized distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the net asset value per share at the end of the period, adjusted for capital gain distributions.


DREYFUS BASIC MUNICIPAL BOND PORTFOLIO                    AUGUST 31, 1996
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS BASIC MUNICIPAL BOND PORTFOLIO AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX [Exhibit A]
Dollars
$11,974
Dreyfus BASIC
Municipal Bond Portfolio
$11,736
Lehman Brothers
Municipal Bond Index*
*Source: Lehman Brothers
[Exhibit A]
AVERAGE ANNUAL TOTAL RETURNS
    ONE YEAR ENDED                    FROM INCEPTION (5/6/94)
    AUGUST 31, 1996                   TO AUGUST 31, 1996
    ___________________             _________________________
        6.17%                                 8.07%
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Dreyfus BASIC Municipal Bond Portfolio on 5/6/94 (Inception Date) to a $10,000 investment made in the Lehman Brothers Municipal Bond Index on that date. For comparative purposes, the value of the Index on 4/30/94 is used as the beginning value on 5/6/94. All dividends and capital gain distributions are reinvested.
The Portfolio invests primarily in municipal securities and its performance shown in the line graph takes into account fees and expenses. Unlike the Portfolio, the Lehman Brothers Municipal Bond Index is an unmanaged total return performance benchmark for the long-term, investment-grade tax exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall. The Index does not take into account charges, fees and other expenses which can contribute to the Index potentially outperforming the Portfolio. Further information relating to Portfolio performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.



DREYFUS BASIC MUNICIPAL BOND PORTFOLIO
STATEMENT OF INVESTMENTS                                                                                  AUGUST 31, 1996
                                                                                                    PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS-94.4%                                                                AMOUNT            VALUE
                                                                                                  __________        __________
ALABAMA-4.7%
Alabama Private Colleges and Universities Facilities Authority, Revenue
    (Tuskegee University Project) 5.75%, 9/1/2026...........................                      $  2,000,000     $1,902,840
Alabama Water Pollution Control Authority, Revolving Fund Loan
    6.25%, 8/15/2014 (Insured; AMBAC).......................................                           750,000       773,932
ARIZONA-1.6%
Tuscon, GO 4.90%, 7/1/2013 (a)..............................................                         1,000,000       920,670
CALIFORNIA-6.5%
Sacramento Sanitation District Financing Authority, Revenue, Refunding
    5.125%, 12/1/2013.......................................................                         2,000,000      1,830,400
Walnut Valley, Unified School District 6.50%, 8/1/2019 (Insured; FGIC)......                         1,765,000      1,889,944
COLORADO-2.7%
Colorado Springs, Utility Revenue, Refunding 6.75%, 11/15/2021..............                           500,000        542,210
Denver City and County, Airport Revenue 7%, 11/15/2025......................                         1,000,000      1,021,440
CONNECTICUT-1.9%
Connecticut Health and Educational Facilities Authority, Revenue (Capital Asset Issue)
    6.875%, 1/1/2010 (Insured; MBIA)........................................                         1,000,000      1,093,050
FLORIDA-5.4%
Gainesville, Utilities System Revenue 6.50%, 10/1/2022 (Prerefunded; 10/1/2002) (b)                  1,000,000     1,107,380
Jacksonville Electric Authority, Revenue, Refunding (Saint John's River)
    5.25%, 10/1/2021........................................................                         1,000,000      909,930
Lakeland, Hospital System Revenue (Lakeland Regional Medical Center)
    5.25%, 11/15/2025 (Insured; MBIA).......................................                         1,000,000      911,830
Palm Beach County, Solid Waste IDR (Osceola Power Limited Partnership)
    6.85%, 1/1/2014.........................................................                           200,000       177,660
GEORGIA-.9%
Burke County Development Authority, PCR (Georgia Power Co.-Plant Vogtle)
    6.375%, 8/1/2024........................................................                           500,000       506,520
ILLINOIS-2.7%
Cicero, Tax Increment Revenue, Refunding 6.50%, 12/1/2014 (a)...............                           500,000       537,310
Robbins, RRR (Robbins Resource Recovery Partners) 9.25%, 10/15/2016.........                         1,000,000       997,500
KENTUCKY-1.9%
Trimble County, PCR (Louisville Gas and Electric Co.) 7.625%, 11/1/2020.....                         1,000,000      1,094,060
LOUISIANA-.9%
West Feliciana Parish, PCR, Refunding (Gulf States Utilities Co. Project) 8%, 12/1/2024                500,000       531,865

DREYFUS BASIC MUNICIPAL BOND PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)                                                                          AUGUST 31, 1996
                                                                                                    PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                           AMOUNT         VALUE
                                                                                                   __________       _________
MARYLAND-.4%
Maryland Community Development Administration, Department of Housing and
    Community Development Revenue (Single Family Program) 6.75%, 4/1/2026...                     $     250,000     $ 256,900
MASSACHUSETTS-3.9%
Massachusetts Health and Educational Facilities Authority, Revenue:
    (Mt. Auburn Hospital Issue) 6.30%, 8/15/2024 (Insured; MBIA)............                           750,000       774,892
    (Williams College Issue) 5.50%, 7/1/2026................................                         1,025,000       971,116
Massachusetts Housing Finance Agency, SFHR 7.125%, 6/1/2025.................                           500,000       519,960
MICHIGAN-7.2%
Kalamazoo Hospital Finance Authority, Hospital Facility Revenue, Refunding
    (Burgess Medical Center) 6.25%, 6/1/2014 (Insured; FGIC) (a)............                         1,000,000     1,061,380
Lowell Area Schools, Refunding Zero Coupon, 5/1/2016 (Insured; FGIC)........                         1,675,000       517,659
Michigan Building Authority, Revenue, Refunding 5.30%, 10/1/2016
    (Insured; AMBAC) (a)....................................................                         1,000,000       929,320
Michigan Municipal Bond Authority, Revenue (Local Government Loan Program)
    6.125%, 12/1/2018 (Insured; FGIC).......................................                           750,000       768,270
Michigan Public Power Agency, Revenue, Refunding (Belle River Project)
    5%, 1/1/2019............................................................                         1,000,000       883,920
MINNESOTA-.4%
Minnesota Housing Finance Agency, SFHR 6.90%, 7/1/2022......................                           250,000       258,477
MISSISSIPPI-1.8%
Claiborne County, PCR, Refunding (System Energy Resources, Inc.) 7.30%, 5/1/2025                     1,000,000     1,031,200
NEVADA-.4%
Clark County, IDR, Refunding (Nevada Power Co. Project) 7.20%, 10/1/2022....                           250,000       260,485
NEW HAMPSHIRE-.4%
New Hampshire Housing Finance Authority 6.85%, 7/1/2014.....................                           250,000       259,013
NEW JERSEY-2.8%
New Jersey Housing and Mortgage Finance Agency, Home Buyer Revenue
    6.70%, 4/1/2016 (Insured; MBIA).........................................                           500,000        524,620
New Jersey Turnpike Authority, Turnpike Revenue, Refunding 6.50%, 1/1/2016..                         1,000,000      1,063,180
NEW YORK-3.0%
Battery Park City Authority, Revenue, Refunding 5.25%, 11/1/2017............                         1,000,000        895,800
New York City Industrial Development Agency, Special Facility Revenue
    (American Airlines, Inc. Project) 6.90%, 8/1/2024.......................                           500,000        523,910
New York State Energy, Research and Development Authority, Electric Facilities Revenue
    (Long Island Lighting) 7.15%, 9/1/2019..................................                           300,000        301,053

DREYFUS BASIC MUNICIPAL BOND PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)                                                                         AUGUST 31, 1996
                                                                                                  PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                        AMOUNT           VALUE
                                                                                                  __________      __________
NORTH CAROLINA-.5%
North Carolina Eastern Municipal Power Agency, Power System Revenue, Refunding
    7%, 1/1/2008............................................................                    $     250,000      $ 269,467
OHIO-5.9%
Hamilton County, Hospital Facilities Revenue, Refunding (Bethesda Hospital)
    6.25%, 1/1/2012.........................................................                         1,000,000      1,009,910
Lorain, Hospital Improvement Revenue, Refunding (Lakeland Community Hospital, Inc.)
    6.50%, 11/15/2012.......................................................                         1,000,000      1,020,560
Ohio Air Quality Development Authority, Revenue (Columbus and Southern Ohio)
    6.375%, 12/1/2020 (Insured; FGIC).......................................                           505,000        531,038
Ohio Building Authority (State Facilities-Juvenile Correctional Projects)
    6.60%, 10/1/2014 (Insured; AMBAC).......................................                           750,000        814,178
OREGON-1.8%
Oregon Housing and Community Services Department, Mortgage Revenue
    (Single Family Mortgage Program) 6.45%, 7/1/2026........................                         1,000,000      1,014,680
PENNSYLVANIA-13.6%
Bethlehem Water Authority, Revenue, Refunding 5.20%, 11/15/2021.............                         1,000,000        912,930
Northhampton County Industrial Development Authority, PCR, Refunding
    (Bethlehem Steel) 7.55%, 6/1/2017.......................................                           250,000        257,870
Pennsylvania Convention Center Authority, Revenue, Refunding 6.75%, 9/1/2019                         1,000,000      1,063,140
Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue
    (MacMillan Limited Partnership Project) 7.60%, 12/1/2020................                           500,000        549,760
Pennsylvania Higher Educational Facilities Authority, College and University Revenue
    (Duquesne University Project) 6.35%, 1/15/2017 (Insured; MBIA) (a)......                           500,000        517,745
Philadelphia Hospitals and Higher Educational Facilities Authority, HR
    (Temple University Hospital) 6.625%, 11/15/2023.........................                         2,225,000      2,249,141
Potter County Hospital Authority, Revenue, Refunding (Charles Cole Memorial Hospital)
     5.95%, 8/1/2016........................................................                         2,000,000      1,928,740
Westmoreland Municipal Authority, Municipal Service Revenue
    Zero Coupon, 7/1/2015 (Insured; FGIC)...................................                         1,000,000        327,790
RHODE ISLAND-.3%
Rhode Island Housing and Mortgage Finance Corp. (Homeownership Opportunity)
    6.50%, 4/1/2027.........................................................                           200,000        203,884
TENNESSEE-2.3%
Maury County Industrial Development Board, PCR, Refunding (Saturn Corp. Project)
    6.50%, 9/1/2024 (Guaranteed; General Motors Corp.)......................                         1,000,000      1,032,420
Tennessee Housing Development Agency, Mortgage Finance 6.90%, 7/1/2025......                           250,000        259,545

DREYFUS BASIC MUNICIPAL BOND PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)                                                                         AUGUST 31, 1996
                                                                                                    PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                           AMOUNT         VALUE
                                                                                                   __________     __________
TEXAS-7.3%
Allen, Independent School District Building 5.20%, 2/15/2021................                      $  1,000,000      $ 917,800
Alliance Airport Authority, Special Facilities Revenue (American Airlines, Inc. Project)
    7.50%, 12/1/2029........................................................                           500,000        529,305
Bexar County Health Facilities Development Corp., HR, Refunding
    (Baptist Memorial Hospital Systems Project) 6.90%, 8/15/2014 (Insured; MBIA)                       750,000        827,940
Coppell, Independent School District, Refunding 5.375%, 8/15/2020 (c).......                         2,000,000      1,888,900
VIRGINIA-6.0%
Augusta County Service Authority, Water and Sewer Revenue
    5%, 11/1/2024 (Insured; MBIA)...........................................                         1,000,000        888,910
Fairfax County Redevelopment and Housing Authority, Mortgage Revenue, Refunding
    (Housing for the Elderly) 6.10%, 9/1/2026...............................                         1,000,000        986,450
Virginia Transportation Board, Transportation Contract Revenue
    (Northern Virginia Transportation District Program) 6.375%, 5/15/2020...                         1,500,000      1,560,120
WASHINGTON-5.0%
Seatac, Local Option Transportation, Tax Revenue 6.50%, 12/1/2013 (Insured; MBIA)                      500,000        537,140
Tacoma Conservation Systems Project Revenue (Tacoma Public Utilities Division)
    6.60%, 1/1/2015.........................................................                         1,000,000      1,051,180
Washington Public Power Supply System, Nuclear Project #2 Revenue, Refunding
    6.25%, 7/1/2012.........................................................                         1,250,000      1,257,938
WEST VIRGINIA-1.8%
Braxton County, SWDR (Weyerhaeuser Co. Project) 6.50%, 4/1/2025.............                         1,000,000      1,033,160
WYOMING-.4%
Sweetwater County, SWDR (FMC Corp. Project) 7%, 6/1/2024....................                           200,000        209,022
                                                                                                                 ____________
TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $53,416,995)....................                                      $54,200,359
                                                                                                                ==============
SHORT-TERM MUNICIPAL INVESTMENTS-5.6%
NEW YORK-3.0%
New York Energy, Research and Development Authority, PCR
    (Niagara Mohawk Power Corp.,) VRDN
    3% (LOC; Mitsubishi Trust and Banking Corp.) (d,e)......................                      $  1,700,000   $  1,700,000
U.S. RELATED-2.6%
Puerto Rico Commonwealth, Government Development Bank, Refunding, VRDN
    3% (LOC; Credit Suisse) (d,e)...........................................                         1,500,000      1,500,000
                                                                                                                 ____________
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS (cost $3,200,000)....................                                       $3,200,000
                                                                                                                ==============
TOTAL MUNICIPAL INVESTMENTS-100.0% (cost $56,616,995).......................                                      $57,400,359
                                                                                                                ==============


DREYFUS BASIC MUNICIPAL BOND PORTFOLIO

SUMMARY OF ABBREVIATIONS
AMBAC         American Municipal Bond Assurance Corporation      PCR     Pollution Control Revenue
FGIC          Financial Guaranty Insurance Company               RRR     Resources Recovery Revenue
GO            General Obligation                                 SFHR    Single Family Housing Revenue
HR            Hospital Revenue                                   SWDR    Solid Waste Disposal Revenue
IDR           Industrial Development Revenue                     VRDN    Variable Rate Demand Notes
LOC           Letter of Credit
MBIA          Municipal Bond Investors Assurance
                 Insurance Corporation



SUMMARY OF COMBINED RATINGS (UNAUDITED)
FITCH (F)              OR          MOODY'S             OR         STANDARD & POOR'S                   PERCENTAGE OF VALUE
_____                             ___________                     ________________                    _____________________
AAA                                Aaa                            AAA                                     34.6%
AA                                 Aa                             AA                                      32.1
A                                  A                              A                                       10.8
BBB                                Baa                            BBB                                     13.0
BB                                 Ba                             BB                                       1.4
F-1, F-1+                          VMIG1, MIG1, P1                SP1, A1                                  5.6
Not Rated (g)                      Not Rated (g)                  Not Rated (g)                            2.5
                                                                                                         ______
                                                                                                         100.0%
                                                                                                        ========

NOTES TO STATEMENT OF INVESTMENTS:
    (a) Wholly held by the custodian in a segregated account as collateral for a when-issued security.
    (b) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (c)  Purchased on a when-issued basis.
    (d) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (e)  Secured by letters of credit.
    (f) Fitch currently provides creditworthiness information for a limited number of investments.
    (g) Securities which, while not rated by Fitch, Moody's or Standard & Poor's have been determined by the Manager to be of comparable quality to those securities in which the Series may invest.



See  notes to financial statements.



DREYFUS BASIC MUNICIPAL BOND PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES                                                                           AUGUST 31, 1996
ASSETS:
    Investments in securities, at value
      (cost $56,616,995)-see statement......................................                                        $57,400,359
    Cash....................................................................                                             87,889
    Interest receivable.....................................................                                            852,294
    Prepaid expenses........................................................                                             35,157
    Due from The Dreyfus Corporation and affiliates.........................                                             11,220
                                                                                                                     __________
                                                                                                                     58,386,919
LIABILITIES:
    Payable for investment securities purchased.............................                     $1,924,336
    Accrued expenses and other liabilities..................................                         14,026          1,938,362
                                                                                                  _________           _________
NET ASSETS  ................................................................                                       $56,448,557
                                                                                                                   ============
REPRESENTED BY:
    Paid-in capital.........................................................                                        $55,281,304
    Accumulated undistributed investment income-net.........................                                             9,051
    Accumulated undistributed net realized gain on investments..............                                           374,838
    Accumulated net unrealized appreciation on investments-Note 3...........                                           783,364
                                                                                                                     __________
NET ASSETS at value applicable to 4,331,459 shares outstanding
    (500 million shares of $.001 par value Common Stock authorized).........                                       $56,448,557
                                                                                                                   ============
NET ASSET VALUE, offering and redemption price per share
    ($56,448,557 / 4,331,459 shares)........................................                                            $13.03
                                                                                                                        =======




See notes to financial statements.

DREYFUS BASIC MUNICIPAL BOND PORTFOLIO
STATEMENT OF OPERATIONS                                                                             YEAR ENDED AUGUST 31, 1996
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                         $2,874,167
    EXPENSES:
      Management fee-Note 2(a)..............................................                      $ 291,587
      Shareholder servicing costs-Note 2(b).................................                         79,912
      Registration fees.....................................................                         24,001
      Auditing fees.........................................................                         15,466
      Organization expenses.................................................                          9,846
      Custodian fees........................................................                          6,124
      Prospectus and shareholders' reports..................................                          1,839
      Directors' fees and expenses-Note 2(c)................................                            767
      Legal fees............................................................                            437
      Miscellaneous.........................................................                         11,842
                                                                                                    _______
          TOTAL EXPENSES....................................................                        441,821
      Less-reduction in management fee due to undertakings-Note 2(a)........                        252,220
                                                                                                    _______
          NET EXPENSES......................................................                                           189,601
                                                                                                                     _________
          INVESTMENT INCOME-NET.............................................                                         2,684,566
REALIZED AND UNREALIZED GAIN ON INVESTMENTS-Note 3:
    Net realized gain on investments........................................                      $ 643,570
    Net unrealized (depreciation) on investments............................                      (623,929)
                                                                                                    _______
          NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS...................                                             19,641
                                                                                                                     _________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                        $2,704,207
                                                                                                                   ============



See notes to financial statements.

DREYFUS BASIC MUNICIPAL BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
                                                                                                      YEAR ENDED AUGUST 31,
                                                                                                 ______________________________
                                                                                                    1995               1996
                                                                                               ____________        ____________
OPERATIONS:
    Investment income-net...................................................                   $  1,808,256        $  2,684,566
    Net realized gain (loss) on investments.................................                       (99,705)             643,570
    Net unrealized appreciation (depreciation) on investments for the year..                      1,328,736           (623,929)
                                                                                               ____________        ____________
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................                      3,037,287           2,704,207
                                                                                               ____________        ____________
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net...................................................                    (1,808,256)         (2,675,515)
    Net realized gain on investments........................................                        (1,957)           (168,945)
                                                                                               ____________        ____________
      TOTAL DIVIDENDS.......................................................                    (1,810,213)         (2,844,460)
                                                                                               ____________        ____________
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold...........................................                     55,483,278          34,791,121
    Dividends reinvested....................................................                      1,288,981          2,065,204
    Cost of shares redeemed.................................................                   (30,420,630)        (23,180,317)
                                                                                               ____________        ____________
      INCREASE IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS................                     26,351,629          13,676,008
                                                                                               ____________        ____________
          TOTAL INCREASE IN NET ASSETS......................................                     27,578,703         13,535,755
NET ASSETS:
    Beginning of year.......................................................                     15,334,099          42,912,802
                                                                                               ____________        ____________
    End of year (including undistributed investment income-net of $9,051 in 1996)             $ 42,912,802        $ 56,448,557
                                                                                              ============        =============
                                                                                                 SHARES              SHARES
                                                                                               ____________        ____________
CAPITAL STOCK TRANSACTIONS:
    Shares sold.............................................................                      4,426,159          2,647,461
    Shares issued for dividends reinvested..................................                        101,534            156,826
    Shares redeemed.........................................................                    (2,431,192)         (1,770,618)
                                                                                               ____________        ____________
      NET INCREASE IN SHARES OUTSTANDING....................................                      2,096,501          1,033,669
                                                                                              ============        =============


See notes to financial statements.

DREYFUS BASIC MUNICIPAL BOND PORTFOLIO
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Series' financial statements.


                                                                                                   YEAR ENDED AUGUST 31,
                                                                                       _________________________________________
PER SHARE DATA:                                                                         1994(1)           1995           1996
                                                                                        ______           ______         ______
    Net asset value, beginning of year....................................               $12.50          $12.76         $13.01
                                                                                        ______           ______         ______
    INVESTMENT OPERATIONS:
    Investment income_net.................................................                .19               .76           .73
    Net realized and unrealized gain on investments.......................                .26               .25           .06
                                                                                        ______           ______         ______
      TOTAL FROM INVESTMENT OPERATIONS....................................                .45              1.01           .79
                                                                                        ______           ______         ______
    DISTRIBUTIONS:
    Dividends from investment income-net..................................                (.19)            (.76)        (.72)
    Dividends from net realized gain on investments.......................                 -                -           (.05)
                                                                                        ______           ______         ______
      TOTAL DISTRIBUTIONS.................................................                (.19)            (.76)        (.77)
                                                                                        ______           ______         ______
    Net asset value, end of year..........................................               $12.76           $13.01       $13.03
                                                                                        ========         =======       =======
TOTAL INVESTMENT RETURN...................................................              4.13%(2)           8.30%         6.17%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets...............................                 -                .20%           .39%
    Ratio of net investment income to average net assets..................              6.03%(3)           5.99%          5.52%
    Decrease reflected in above expense ratios due to undertakings by the Manager      2.06%(3)             .77%           .52%
    Portfolio Turnover Rate...............................................              8.82%(2)          58.91%         59.23%
    Net Assets, end of year (000's Omitted)...............................             $15,334           $42,913        $56,449
    (1)  From May 6, 1994 (commencement of operations) to August 31, 1994.
    (2)  Not annualized.
    (3)  Annualized.

See notes to financial statements.

DREYFUS BASIC MUNICIPAL BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus BASIC Municipal Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as an open-end management investment company and operates as a series company currently offering four series, including Dreyfus BASIC Municipal Bond Portfolio (the "Series"). The Series is a non-diversified portfolio. The Series' investment objective is to provide investors with as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. acts as the distributor of the Fund's shares, which are sold to the public without a sales charge.
    The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
    The Series' financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: The Series' investments (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Series to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Series not to distribute such gain.

DREYFUS BASIC MUNICIPAL BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    (D) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net real ized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the Series' average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Series, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Series, the Series may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. The most stringent state expense limitation applicable to the Series presently requires reimbursement of expenses in any full fiscal year that such expenses (exclusive of certain expenses as described above) exceed 21\2% of the first $30 million, 2% of the next $70 million and 11\2% of the excess over $100 million of the value of the Series' average net assets in accordance with California "blue sky" regulations. However, the Manager had undertaken from September 1, 1995 through July 18, 1996 to reduce the management fee paid by the Series, to the extent that the Series' aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of .45 of 1% of the value of the Series' average daily net assets. The Manager has currently undertaken from July 19, 1996 through December 31, 1996 to reimburse all fees and expenses of the Series (exclusive of certain expenses as described above). The reduction in management fee, pursuant to the undertakings, amounted to $252,220 during the year ended August 31, 1996.
    In addition, the Manager has undertaken through June 30, 1998, to reduce the management fee paid by the Series, to the extent that the Series' aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of .45 of 1% of the value of the Series' average daily net assets.
    (B) Pursuant to the Series' Shareholder Services Plan, the Series reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Series' average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Series and providing reports and other information, and services related to the maintenance of shareholder accounts. During the year ended August 31, 1996, the Series was charged an aggregate of $65,177 pursuant to the Shareholder Services Plan.
    Effective December 1, 1995, the Series compensates Dreyfus Transfer,
Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Series. Such compensation amounted to $6,145 during the period ended August 31, 1996.

DREYFUS BASIC MUNICIPAL BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 3-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the year ended August 31, 1996 amounted to $39,935,280 and $27,338,372, respectively.
    At August 31, 1996, accumulated net unrealized appreciation on investments was $783,364, consisting of $1,169,374 gross unrealized appreciation and $386,010 gross unrealized depreciation.
    At August 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS BASIC MUNICIPAL BOND PORTFOLIO
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS BASIC MUNICIPAL BOND PORTFOLIO
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus BASIC Municipal Bond Portfolio (one of the Series constituting Dreyfus BASIC Municipal Fund, Inc.) as of August 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus BASIC Municipal Bond Portfolio at August 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                              [Ernst & Young signature logo]

New York, New York
October 3, 1996


DREYFUS BASIC MUNICIPAL BOND PORTFOLIO
IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Series hereby makes the following designations regarding its fiscal year ended August 31, 1996:
    - all the dividends paid from investment income-net are "exempt-interest
dividends" (not generally    subject to regular Federal income tax), and
    - the Series hereby designates $.015 per share as a long-term capital gain distribution of the $.047 per share paid on December 6, 1995.
    As required by Federal tax law rules, shareholders will receive notification of their portion of the Series' taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1996 calendar year on Form 1099-DIV which will be mailed by January 31, 1997.

[Dreyfus lion "d" logo]
DREYFUS BASIC MUNICIPAL
BOND PORTFOLIO
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940









Printed in U.S.A.                            125AR968
[Dreyfus logo]
BASIC Municipal
Bond Portfolio
Annual Report
August 31, 1996

DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on the Dreyfus BASIC Intermediate Municipal Bond Portfolio. For its annual reporting period ended August 31, 1996, your portfolio earned a total return, including share price changes and interest income, of 4.07%.* Income dividends exempt from Federal personal income taxes of approximately $.649 per share were paid to shareholders.** This is equivalent to an annualized tax-free distribution rate per share of 5.06%.***
THE ECONOMY
    Recent reports indicating some moderation in the rate of economic growth, low unemployment and benign inflation have so far deferred the well-anticipated hiking of short-term interest rates by the Federal Reserve Board's Open Market Committee ("the Fed"). Ever alert to signs of price pressures that could rekindle inflation, the Central Bank left the Fed Funds rate unchanged at 5.25% at the Fed's meeting on August 20. The Fed has not raised short-term interest rates since February 1, 1995. Since then, monetary policy has tended to lower the cost of short-term credit. Investors have grown increasingly wary that, as the economy continues to expand, the Federal Reserve would apply the monetary brakes to ward off higher levels of inflation. Reports throughout the year of strong increases in new jobs and the decline in the unemployment rate have been widely viewed as harbingers of wage pressures that could lead to undesirable inflationary consequences. The bond market has been particularly volatile in its anticipation of Federal Reserve restraint - since January, long-term interest rates have risen a full percentage point. Despite all this, inflation, both at the consumer and at the production level, has remained subdued. The latest reports indicated that both the Consumer and Producer Price Indices remained in the 3% range over the past twelve months. Prices at earlier stages of the manufacturing process fell over the past two months, lending support to those who expect a flat inflation rate.
    There has been some recent evidence that the economy may be reflecting the effects of the rise in long-term interest earlier in the year. Retail sales have slackened of late. In July, housing starts declined for the third consecutive month and sales of existing homes also fell. On the production side of the economy, latest reports on industrial output also showed signs of moderation. In July, factory production rose only .1%, its smallest monthly increase in four months. Despite these anecdotal signs of slowing, several indicators of future economic activity remained positive. The Index of Leading Economic Indicators has been on the rise since early this year, and the Conference Board's Consumer Confidence Index reached a six-year high in August. While rising consumer confidence is favorable for business (and political incumbents), it could complicate the efforts of the Federal Reserve to maintain balanced economic growth. We remain alert to any indications that the economy may be entering a phase of undue expansion.
MARKET ENVIRONMENT
    As taxable interest rates continued to rise, both municipals and 10-year U.S. Treasury notes rose in yield, but municipals at a slower pace. Ten-year general obligation municipal bonds were trading at approximately 78% of treasuries during the middle of March. By the middle of September, the ratio declined to approximately 73%. Accordingly, municipal bonds have been selling at an ever better price than Treasuries. This improvement compared to the government market can be attributed to the declining supply of municipal bonds, combined with the diminishing possibility of a flat tax, which was being considered by presidential candidates in early 1996. Even though municipals are rich all along the yield curve, tax exempt bonds should remain close to these ratios if interest rates stabilize or continue to rise because supply should remain low while demand would continue to improve.
THE PORTFOLIO
    Since last writing to you in March 1996, the Fund has chosen to follow specific investment strategies which have helped to enhance its total return while maintaining a high level of current income. Specifically, the portfolio maintained a defensive posture in early 1996, due to a low interest rate environment. At that time, the Fund purchased premium bonds of a kind that emphasize current income and have a better ability to protect the principal price of each bond in a declining market. As the fundamental backdrop for the municipal market declined from March through June, the Fund concentrated on slowly purchasing longer maturing discounted bonds. These types of bonds were selling at a substantial discount to the rest of the municipal market because they were out of favor and hence represented an excellent opportunity to enhance the value of the Fund. The market had a dramatic improvement in July and early August so the Fund took the opportunity to generate some gains and become more defensive. By the middle of August, the markets had reversed course and were declining again. If interest rates continue to rise, we currently expect that the Fund will become more constructive and implement a more aggressive strategy.
    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in the Fund and in The Dreyfus Corporation.
                              Very truly yours,

                          [Richard J. Moynihan signature logo]

                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation
September 12, 1996
New York, N.Y.

*      Total return includes reinvestment of dividends and any capital gains paid.
**Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.
***    Annualized distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the net asset value per share at the end of the period.


DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO        AUGUST 31, 1996
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO AND THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX
[Exhibit A:
$11,726
Lehman Brothers 10-Year Municipal Bond Index*
Dollars
$11,599
Dreyfus BASIC
Intermediate Municipal
Bond Portfolio
*Source: Lehman Brothers]
AVERAGE ANNUAL TOTAL RETURNS
        ONE YEAR ENDED                 FROM INCEPTION (5/4/94)
        AUGUST 31, 1996                TO AUGUST 31, 1996
        _________                      _____________
          4.07%                             6.57%
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Dreyfus BASIC Intermediate Municipal Bond Portfolio on 5/4/94 (Inception Date) to a $10,000 investment made in the Lehman Brothers 10-Year Municipal Bond Index on that date. For comparative purposes, the value of the Index on 4/30/94 is used as the beginning value on 5/4/94. All dividends and capital gain distributions are reinvested.
The Portfolio invests primarily in municipal securities and maintains a portfolio with a weighted-average maturity ranging between 3 and 10 years. The Portfolio performance shown in the line graph takes into account fees and expenses. Unlike the Portfolio, the Lehman Brothers 10-Year Municipal Bond Index is an unmanaged total return performance benchmark for the investment-grade, 10-year tax exempt bond market, consisting of municipal bonds with maturities of more than 8 years and less than 12 years. The Index does not take into account charges, fees and other expenses which can contribute to the Index potentially outperforming the Portfolio. Further information relating to Portfolio performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.


DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO
STATEMENT OF INVESTMENTS                                                                                 AUGUST 31, 1996
                                                                                                     PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS-98.9%                                                                 AMOUNT          VALUE
                                                                                                       _______         ______
ALABAMA-2.4%
Alabama Agricultural and Mechanical University, Revenues
    6%, 11/1/2006 (Insured; MBIA)...........................................                      $  1,000,000   $  1,066,150
ARIZONA-4.4%
Arizona Transportation Board, Highway Revenue, Refunding 5%, 7/1/2010.......                         1,000,000        957,060
Maricopa County, COP 5.625%, 6/1/2000.......................................                         1,000,000      1,017,980
CALIFORNIA-4.8%
Foothill/Eastern Transportation Corridor Agency, Toll Road Revenue
    Zero Coupon, 1/1/2004...................................................                         1,000,000        643,970
Hemet, COP (Capital Projects) 6.50%, 2/1/2003...............................                           200,000        192,888
Los Angeles City, COP, Refunding (Real Property Acquisition Program)
    5.75%, 8/1/2004.........................................................                         1,000,000        984,370
Watsonville Mammoth Lakes, COP:
    7.25%, 6/1/1998.........................................................                           185,000        186,306
    7.50%, 6/1/1999.........................................................                           110,000        110,844
COLORADO-2.2%
Denver City and County, Airport Revenue:
    6.80%, 11/15/1997.......................................................                           750,000        770,715
    7.25%, 11/15/2007.......................................................                           200,000        214,414
FLORIDA-3.3%
Palm Beach County, Criminal Justice Facilities Revenue
    5.90%, 6/1/2008 (Insured; FGIC).........................................                         1,400,000      1,461,362
HAWAII-4.5%
Hawaii:
    4.40%, 11/1/2004........................................................                         1,000,000        956,280
    5.80%, 1/1/2005.........................................................                         1,000,000      1,051,340
ILLINOIS-.5%
Hoffman Estates, Tax Increment Revenue (Hoffman Estates Economic
    Development Project) 6.60%, 5/15/2002 (Guaranteed; Sears Roebuck & Co.).                           200,000        210,762
INDIANA-2.4%
Indiana Transportation Finance Authority, Airport Facilities LR
    (United Air) 6.25%, 11/1/2003...........................................                         1,000,000      1,063,310
KENTUCKY-2.4%
Kentucky Turnpike Authority, EDR, Refunding (Revitalization Projects)
    5.80%, 1/1/2004.........................................................                         1,000,000      1,048,740
MARYLAND-9.5%
Baltimore, Consolidated Public Improvement, Refunding
    7.25%, 10/15/2005 (Insured; FGIC).......................................                         1,000,000      1,156,420

DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)                                                                         AUGUST 31, 1996
                                                                                                    PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                            AMOUNT          VALUE
                                                                                                       _______         ______
MARYLAND (CONTINUED)
Maryland, State and Local Facilities Loan 4.25%, 2/15/2005..................                      $  1,000,000  $     937,910
Northeast Waste Disposal Authority, Solid Waste Revenue
    (Montgomery County Resource Recovery Project) 6%, 7/1/2006..............                         1,000,000      1,013,240
Prince Georges County, HR (Dimensions Health Corp.)
    7%, 7/1/2022 (Prerefunded 7/1/2002) (a).................................                         1,000,000      1,126,720
MASSACHUSETTS-3.0%
Massachusetts Health and Educational Facilities Authority, Revenue
    (Sisters Providence Health Systems) 6.20%, 11/15/2002...................                           250,000        253,565
University of Massachusetts Building Authority, Revenue, Refunding
    6.50%, 5/1/2006.........................................................                         1,000,000      1,102,920
MICHIGAN-2.4%
Michigan Hospital Finance Authority, HR, Refunding (Genesys Health System)
    7.10%, 10/1/2002........................................................                         1,000,000      1,059,240
NEW JERSEY-5.5%
New Jersey Economic Development Authority, Market Transition Facility Revenue
    7%, 7/1/2003 (Insured; MBIA)............................................                         1,000,000      1,120,960
New Jersey Turnpike Authority, Turnpike Revenue 6%, 1/1/2005................                         1,290,000      1,339,820
NEW YORK-11.4%
New York City 7.50%, 2/1/2004...............................................                         1,130,000      1,239,440
New York State Dormitory Authority, Court Facilities LR 6%, 5/15/2003.......                           100,000        103,557
New York State Housing Corp., Revenue, Refunding 6%, 11/1/2003..............                         1,500,000      1,579,170
New York State Housing Finance Agency, Service Contract Obligation Revenue
    6%, 9/15/2005...........................................................                           655,000        660,201
New York State Thruway Authority, Service Contract Revenue
    (Local Highway and Bridge):
      6%, 4/1/2002..........................................................                           500,000        519,640
      5.75%, 4/1/2006.......................................................                         1,000,000      1,001,400
NORTH CAROLINA-2.4%
North Carolina Eastern Municipal Power Agency, Power System Revenue,
Refunding
    7%, 1/1/2008............................................................                         1,000,000      1,077,870
OHIO-1.2%
Cuyahoga County, HR (Meridia Health System) 6.20%, 8/15/2005................                           505,000        538,178
PENNSYLVANIA-11.9%
Fayette County Hospital Authority, HR, Refunding (Uniontown Hospital)
    5.70%, 6/15/2010 (Insured; Connie Lee)..................................                         1,595,000      1,552,701
Pennsylvania Convention Center Authority, Revenue, Refunding
    6.25%, 9/1/2004.........................................................                           200,000        207,250

DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)                                                                         AUGUST 31, 1996
                                                                                                     PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                            AMOUNT          VALUE
                                                                                                       _______         ______
PENNSYLVANIA (CONTINUED)
Pennsylvania Higher Education Assistance Agency, Student Loan Revenue, Refunding
    6.80%, 12/1/2000 (Insured; FGIC)........................................                      $  2,000,000   $  2,141,720
Pittsburgh Water and Sewer Authority, Water and Sewer Systems Revenue,
Refunding
    5%, 9/1/2010 (Insured; FGIC)............................................                         1,500,000      1,401,705
TEXAS-10.9%
Brazos Higher Education Authority, Student Loan Revenue, Refunding
    6.20%, 12/1/2002........................................................                           200,000        210,322
Irving Hospital Authority, HR (Irving Healthcare Systems) 5.70%, 7/1/2008...                         1,675,000      1,686,407
Lower Colorado River Authority, Revenue, Refunding
    Zero Coupon, 1/1/2003 (Insured; AMBAC)..................................                         1,000,000        727,260
San Antonio, Water Revenue, Refunding 6.30%, 5/15/2004 (Insured; FGIC)......                         1,000,000      1,081,200
Waco 6%, 2/1/2004 (Insured; FGIC)...........................................                         1,070,000      1,135,259
VIRGINIA-5.3%
Brunswick County Industrial Development Authority, Correctional Facility LR
    5.55%, 7/1/2008 (Insured; MBIA).........................................                         1,325,000      1,333,467
Virginia Housing Development Authority, Commonwealth Mortgage
    5.75%, 1/1/2001.........................................................                         1,000,000      1,025,310
WASHINGTON-4.8%
Snohomish County Public Utility District Number 1, Electric Revenue
    6.60%, 1/1/2002 (Insured; FGIC).........................................                         1,000,000      1,079,380
Washington, Refunding 6.625%, 9/1/2006......................................                         1,000,000      1,071,400
WISCONSIN-2.3%
Wisconsin, Transportation Revenue 5.40%, 7/1/2004...........................                         1,000,000      1,019,710
WYOMING-1.4%
Wyoming Farm Loan Board, Capital Facilities Revenue
    Zero Coupon, 10/1/2004..................................................                         1,000,000        644,350
                                                                                                                       ______
TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $43,333,037)....................                                         $44,084,183
                                                                                                                       ======
SHORT-TERM MUNICIPAL INVESTMENTS-1.1%
MASSACHUSETTS;
Massachusetts Health and Educational Facilities Authority, Revenue, VRDN
    (Capital Assets Program) 3.15%, 1/1/2035 (Insured; MBIA) (b) (cost $500,000)                 $     500,000  $     500,000
                                                                                                                       ======
TOTAL INVESTMENTS-100.0% (cost $43,833,037).................................                                      $44,584,183
                                                                                                                       ======



DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO

SUMMARY OF ABBREVIATIONS
AMBAC         American Municipal Bond Assurance Corporation      LR      Lease Revenue
COP           Certificate of Participation                       MBIA    Municipal Bond Investors Assurance
EDR           Economic Development Revenue                                    Insurance Corporation
FGIC          Financial Guaranty Insurance Company               VRDN    Variable Rate Demand Notes
HR            Hospital Revenue



SUMMARY OF COMBINED RATINGS (UNAUDITED)
FITCH (C)              OR          MOODY'S             OR         STANDARD & POOR'S                   PERCENTAGE OF VALUE
-------                            -------                        ----------------                    -------------------
AAA                                Aaa                            AAA                               39.6%
AA                                 Aa                             AA                                22.1
A                                  A                              A                                 19.3
BBB                                Baa                            BBB                               17.9
F-1+ & F-1                         MIG1, VMIG1 & P1               SP1 & A1                           1.1
                                                                                                   ____
                                                                                                   100.0%
                                                                                                   ====

NOTES TO STATEMENT OF INVESTMENTS:
    (a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (b) Securities payable on demand. The interest rate, which is subject to change, is based upon prime rates or an index of market interest rates.
    (c) Fitch currently provides creditworthiness information for a limited number of investments.




See notes to financial statements.


DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES                                                                      AUGUST 31, 1996
ASSETS:
    Investments in securities, at value
      (cost $43,833,037)-see statement.......................................................                  $44,584,183
    Cash.....................................................................................                    1,407,445
    Interest receivable......................................................................                      598,067
    Prepaid expenses.........................................................................                       16,555
    Due from The Dreyfus Corporation and affiliates..........................................                        7,819
                                                                                                                    ______
                                                                                                                46,614,069
LIABILITIES;
    Accrued expenses and other liabilities...................................................                       16,269
                                                                                                                    ______
NET ASSETS  .......................................................................                            $46,597,800
                                                                                                                    ======
REPRESENTED BY:
    Paid-in capital..........................................................................                  $45,763,014
    Accumulated undistributed investment income-net..........................................                        6,855
    Accumulated undistributed net realized gain on investments...............................                       76,785
    Accumulated net unrealized appreciation on investments-Note 3............................                      751,146
                                                                                                                    ______
NET ASSETS at value applicable to 3,633,323 shares outstanding
    (500 million shares of $.001 par value Common Stock authorized)..........................                  $46,597,800
                                                                                                                    ======
NET ASSET VALUE, offering and redemption price per share
    ($46,597,800 / 3,633,323 shares).........................................................                       $12.83
                                                                                                                    ======


See notes to financial statements.


DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO
STATEMENT OF OPERATIONS                                                                        YEAR ENDED AUGUST 31, 1996
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                         $2,411,177
    EXPENSES:
      Management fee-Note 2(a)..............................................                      $ 267,142
      Shareholder servicing costs-Note 2(b).................................                         43,000
      Registration fees.....................................................                         23,553
      Auditing fees.........................................................                         17,398
      Custodian fees........................................................                          5,431
      Prospectus and shareholders' reports..................................                          5,249
      Directors' fees and expenses-Note 2(c)................................                            703
      Legal fees............................................................                            219
      Miscellaneous.........................................................                         16,538
                                                                                                      _____
          TOTAL EXPENSES....................................................                        379,233
      Less-reduction in management fee due to undertakings-Note 2(a)........                        203,943
                                                                                                      _____
          NET EXPENSES......................................................                                            175,290
                                                                                                                          _____
          INVESTMENT INCOME-NET.............................................                                           2,235,887
REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS-Note 3:
    Net realized gain on investments........................................                      $ 288,324
    Net unrealized (depreciation) on investments............................                       (735,467)
                                                                                                                          _____
          NET REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS.................                                           (447,143)
                                                                                                                          _____
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $1,788,744
                                                                                                                          =====





See notes to financial statements.

DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
                                                                                                      YEAR ENDED AUGUST 31,
                                                                                                ________________________________
                                                                                                         1995          1996
                                                                                                        _______      _______
OPERATIONS:
    Investment income-net...................................................                      $   1,983,679     $ 2,235,887
    Net realized gain (loss) on investments.................................                           (210,183)        288,324
    Net unrealized appreciation (depreciation) on investments for the year..                          1,232,381        (735,467)
                                                                                                         ______          ______
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................                          3,005,877       1,788,744
                                                                                                         ______          ______
DIVIDENDS TO SHAREHOLDERS FROM;
    Investment income-net...................................................                         (1,983,679)     (2,229,032)
                                                                                                         ______          ______
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold...........................................                         34,818,737      19,466,226
    Dividends reinvested....................................................                          1,446,819       1,721,467
    Cost of shares redeemed.................................................                        (22,408,065)    (17,304,524)
                                                                                                         ______          ______
      INCREASE IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS................                         13,857,491       3,883,169
                                                                                                         ______          ______
          TOTAL INCREASE IN NET ASSETS......................................                         14,879,689       3,442,881
NET ASSETS:
    Beginning of year.......................................................                         28,275,230      43,154,919
                                                                                                         ______          ______
    End of year (including undistributed investment income-net;
      $6,855 on August 31, 1996)............................................                       $ 43,154,919    $ 46,597,800
                                                                                                         ======          ======
                                                                                                        SHARES          SHARES
                                                                                                         ______          ______
CAPITAL SHARE TRANSACTIONS:
    Shares sold.............................................................                          2,793,004       1,499,256
    Shares issued for dividends reinvested..................................                            115,064         132,850
    Shares redeemed.........................................................                         (1,811,044)     (1,331,127)
                                                                                                         ______          ______
      NET INCREASE IN SHARES OUTSTANDING....................................                          1,097,024         300,979
                                                                                                         ======          ======


See notes to financial statements.


DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Series' financial statements.


                                                                                               YEAR ENDED AUGUST 31,
                                                                                       ----------------------------------
PER SHARE DATA:                                                                          1994(1)     1995        1996
                                                                                         -----       ----        ----
    Net asset value, beginning of year....................................             $12.50      $12.65      $12.95
                                                                                         ----        ----        ----
    INVESTMENT OPERATIONS:
    Investment income-net.................................................                .24         .68         .65
    Net realized and unrealized gain (loss) on investments................                .15         .30        (.12)
                                                                                         ----        ----        ----
      TOTAL FROM INVESTMENT OPERATIONS....................................                .39         .98         .53
                                                                                         ----        ----        ----
    DISTRIBUTIONS;
    Dividends from investment income-net..................................               (.24)       (.68)       (.65)
                                                                                         ----        ----        ----
    Net asset value, end of year..........................................             $12.65      $12.95      $12.83
                                                                                         ====        ====        ====
TOTAL INVESTMENT RETURN...................................................               3.11%(2)    8.09%       4.07%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets...............................                 -          .11%        .39%
    Ratio of net investment income to average net assets .................               5.53%(3)    5.45%       5.01%
    Decrease reflected in above expense ratios due to undertakings
      by the Manager......................................................               1.54%(3)     .81%        .46%
    Portfolio Turnover Rate...............................................              41.15%(2)   34.12%      54.99%
    Net Assets, end of year (000's Omitted)...............................            $28,275     $43,155     $46,598
    (1)  From May 5, 1994 (commencement of operations) to August 31, 1994.
    (2)  Not annualized.
    (3)  Annualized.






See notes to financial statements.

DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus BASIC Municipal Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as an open-end management investment company and operates as a series company currently offering four series, including the Dreyfus BASIC Intermediate Municipal Bond Portfolio (the "Series"). The Series is a non-diversified portfolio. The Series' investment objective is to provide investors with as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. acts as the distributor of the Fund's shares, which are sold to the public without a sales charge.
    The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
    The Series' financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: The Series' investments (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Series to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Series not to distribute such gain.

DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    (D) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net real ized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the Series' average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Series, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Series, the Series may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. The most stringent state expense limitation applicable to the Series presently requires reimbursement of expenses in any full fiscal year that such expenses (exclusive of certain expenses as described above) exceed 21\2% of the first $30 million, 2% of the next $70 million and 11\2% of the excess over $100 million of the value of the Series' average net assets in accordance with California "blue sky" regulations. However, the Manager had undertaken from September 1, 1995 through July 18, 1996 to reduce the management fee paid by the Series, to the extent that the Series' aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of .45 of 1% of the value of the Series' average daily net assets. The Manager has currently undertaken from July 19, 1996 through December 31, 1996 to reimburse all fees and expenses of the Series (exclusive of certain expenses as described above). The reduction in management fee pursuant to the undertakings, amounted to $203,943 during the year ended August 31, 1996.
    In addition, the Manager has undertaken through June 30, 1998, to reduce the management fee paid by the Series to the extent that the Series' aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of .45 of 1% of the value of the Series' average daily net assets.
    (B) Pursuant to the Series' Shareholder Services Plan, the Series reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Series' average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Series and providing reports and other information, and services related to the maintenance of shareholder accounts. During the year ended August 31, 1996, the Series was charged an aggregate of $32,369 pursuant to the Shareholder Services Plan.
    Effective December 1, 1995, the Series compensates Dreyfus Transfer,
Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Series. Such compensation amounted to $1,170 during the period ended August 31, 1996.
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOTE 3-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the year ended August 31, 1996 amounted to $26,704,542 and $23,451,332, respectively.
    At August 31, 1996, accumulated net unrealized appreciation on investments was $751,146, consisting of $887,972 gross unrealized appreciation and $136,826 gross unrealized depreciation.
    At August 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus BASIC Intermediate Municipal Bond Portfolio (one of the Series constituting Dreyfus BASIC Municipal Fund, Inc.) as of August 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus BASIC Intermediate Municipal Bond Portfolio at August 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.
                              [Ernst and Young LLP signature logo]
New York, New York
October 3, 1996


IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Series hereby designates all the dividends paid from investment income-net during the fiscal year ended August 31, 1996 as "exempt-interest dividends" (not generally subject to regular Federal income tax).
    As required by Federal tax law rules, shareholders will receive notification of their portion of the Series' taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1996 calendar year on Form 1099-DIV which will be mailed by January 31, 1997.


[Dreyfus lion "d" logo]
DREYFUS BASIC INTERMEDIATE
MUNICIPAL BOND PORTFOLIO
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940









Printed in U.S.A.                            126AR968
[Dreyfus logo]
BASIC Intermediate
Municipal Bond
Portfolio
Annual Report
August 31, 1996



DREYFUS BASIC NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on the Dreyfus BASIC New Jersey Municipal Money Market Portfolio. From its inception on December 1, 1995 to the end of the reporting period on August 31, 1996, your Fund provided an annualized yield of 3.34%. Income dividends exempt from Federal and State of New Jersey personal income taxes of approximately $.025 per share were paid to shareholders.* Reinvesting these dividends and calculating the effect of this compounding resulted in an annualized effective yield of 3.38%.**
THE ECONOMY
    Reports throughout the year of strong increases in new jobs and the decline in the unemployment rate have been widely viewed as harbingers of wage pressures that could lead to undesirable inflationary consequences. Despite this, inflation, both at the consumer and at the production level, has remained at the modest 3% level. There has been evidence that the economy may be feeling the effects of the rise in long-term rates earlier in the year, particularly in the consumer sector. Nevertheless, measures of consumer confidence are high and the Index of Leading Economic Indicators continues to predict economic expansion.
    Ever alert to signs of price pressures that could rekindle inflation, the Federal Reserve Board ("the Fed") left the Fed Funds rate unchanged at 5.25% at its Open Market Committee meeting on August 20. The Fed has not raised short-term interest rates since February 1, 1995. Since then, monetary policy has tended to lower the cost of short-term credit. The last time this occurred was when the Fed lowered the Fed Funds rate by a quarter of a percentage point in January 1996.
MARKET ENVIRONMENT/PORTFOLIO ACTIVITY
    If one were to trace the trend in short-term municipal rates over the last six months of this period, the direction would mirror closely the changes in supply and demand conditions. The six-month cycle would reflect: low short-term yields in February due to strong money market fund cash flows after the New Year, price weakness/higher rates in April as investors tapped their money market funds to pay income taxes, market strength in late June/early July as $9 billion in notes maturities left the market, price weakness and buying opportunities in late July due to inflationary concerns and the added supply of summer financings. These technical influences continue to be the overriding factor affecting municipal money rates.
    These conditions, coupled with actions taken by the Federal Reserve Board, provide the framework for our investment strategy - both on a day-to-day basis and looking ahead over a one-year horizon. During the first few months of 1996, as a result of uncertainty surrounding potential tax reform, variable rate demand notes (which represent a significant portion of your Portfolio's investments) benefited from unusually high yields. While the concerns were only temporary, they translated, for a time, into a more attractive after-tax rate of return than was available to the tax exempt investor on taxable instruments with similar maturities. During this period, the purchase of attractively yielding commercial paper in the 90-day range also allowed us to capture returns close to those on one-year issues without a significant extension of average maturity - enabling us to wait out a lower yield environment in anticipation of higher rates.

    A limited opportunity to commit to the longer New Jersey note issues appeared in July and August and will hopefully be available in coming weeks as issuers, such as the State of New Jersey, are expected to return to the market with their traditional financings. We did, to some extent, participate in these earlier offerings, which resulted in an extension of your Fund's average maturity to the 65-day range. At times these purchases necessitated a premium to general market notes because of the limited supply of sizeable, high-quality New Jersey exempt issues in the market. We will take advantage of additional buying opportunities as we monitor potential Fed activity and any other significant changes in the municipal money market. All new investments will continue to meet the high credit quality standards which we require and to provide a significant level of liquidity and New Jersey exempt income, commensurate with the needs of your Fund.
    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we greatly appreciate your continued confidence in the Fund and in The Dreyfus Corporation.
                              Very truly yours,

                            (Richard J. Moynihan Signature)
                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation
September 12, 1996
New York, N.Y.

* Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.
**Annualized effective yield is based upon dividends declared daily and reinvested monthly.


DREYFUS BASIC NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO
STATEMENT OF INVESTMENTS                                                                                AUGUST 31, 1996
                                                                                                  PRINCIPAL
TAX EXEMPT INVESTMENTS-100.0%                                                                       AMOUNT            VALUE
                                                                                                 _____________   _______________
NEW JERSEY-73.4%
Atlantic County Improvement Authority, Revenue, VRDN
    (Pooled Government Loan Program) 3.20% (LOC; Midland Bank) (a,b)........                      $  4,000,000   $  4,000,000
Burlington County, BAN 4.25%, 4/24/97.......................................                         3,000,000      3,011,175
Camden County, GO Notes 5.05%, Series A, 2/1/97 (Insured; MBIA).............                           785,000        790,014
City of Fort Lee, TAN 4.25%, 2/7/97.........................................                         1,000,000      1,002,194
Galloway Township, BAN 4%, Series B, 3/13/97................................                         2,500,000      2,505,103
Hudson County Improvement Authority, VRDN (Essential Purpose Pooled
Government)
    3.50% (LOC; Hong Kong Shanghai Banking Corp.) (a,b).....................                         4,000,000      4,000,000
Middlesex County, BAN 3.90%, 6/25/97........................................                         2,000,000      2,000,147
Monmouth County Improvement Authority, Revenue, VRDN
    (Pooled Government Loan Program) 3.30% (LOC; Union Bank of Switzerland) (a,b)                    2,700,000      2,700,000
New Jersey Economic Development Authority:
    Thermal Energy Facilities, Revenue (Thermal Energy Limited Partnership)
      3.60%, 12/12/96 (Escrowed in; U.S. Treasury Bills)....................                         1,000,000      1,000,000
    VRDN:
      EDR (Dow Chemical-El Dorado Terminal):
          3.25%, Series 1984A (Corp. Guaranty; Dow Chemical Co.) (a)........                         2,200,000      2,200,000
          3.25%, Series 1984B (Corp. Guaranty; Dow Chemical Co.) (a)........                           900,000        900,000
      Industrial and EDR:
          (Merck and Co.) 3.65%, Series A and B (a).........................                         1,700,000      1,700,000
          (NUI Corp. Project)
            3.35%, Series A (BPA; The Bank of New York and Insured; AMBAC) (a)                       3,000,000      3,000,000
New Jersey Health Care Facilities Financing Authority, Revenue, VRDN
    (Hospital Capital Asset Financing)
    3.20%, Series A (LOC; Chase Manhattan Bank) (a,b).......................                         3,500,000      3,500,000
New Jersey Sports and Exposition Authority, VRDN (State Contract)
    3.15%, Series C (Insured; MBIA and Liquidity Agreement; Barclays Bank) (a)                       4,600,000      4,600,000
New Jersey Turnpike Authority, Turnpike Revenue, Refunding, VRDN
    3%, Series D (LOC; Societe Generale and Insured; FGIC) (a,b)............                         5,200,000      5,200,000
Passaic County, BAN:
    4%, 4/4/97..............................................................                         1,666,000      1,669,543
    4.25%, 6/25/97..........................................................                         2,489,000      2,495,805
Port Authority of New York and New Jersey:
    CP 3.40%, 9/26/96 (Liquidity Agreement; Bank of Nova Scotia)............                         1,010,000      1,010,000
    Special Obligation Revenue, VRDN (Versatile Structure Obligation):
      3.35%, Series 3 (BPA; Morgan Guaranty Trust Co.) (a)..................                        13,400,000     13,400,000
      3.40%, Series 2 (BPA; Morgan Guaranty Trust Co.) (a)..................                         1,200,000      1,200,000
      3.55%, Series 4 (BPA; Landesbank Hessen) (a)..........................                         6,000,000      6,000,000



DREYFUS BASIC NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)                                                                       AUGUST 31, 1996
                                                                                                    PRINCIPAL
TAX EXEMPT INVESTMENTS (CONTINUED)                                                                   AMOUNT          VALUE
                                                                                                 _____________   _______________
NEW JERSEY (CONTINUED)

Washington Township Board of Education, Notes (Gloucester County School)
    5%, Series 1986, 2/1/97 (Insured; MBIA).................................                      $  1,600,000   $  1,610,829
Woodbridge Township, BAN 3.96%, 8/1/97......................................                         3,000,000      3,000,523
U.S. RELATED-26.6%
Commonwealth of Puerto Rico Government Development Bank:
    CP:
      3.40%, 9/13/96........................................................                         3,500,000      3,500,000
      3.35%, 9/18/96........................................................                         7,000,000      7,000,000
      3.55%, 10/10/96.......................................................                         8,000,000      8,000,000
    Refunding, VRDN 3.10% (LOC; Credit Suisse) (a,b)........................                         4,300,000      4,300,000
Puerto Rico Industrial Medical and Environmental Pollution Control Facility Authority,
    Revenue (Reynolds Medal Co. Project)
    3.80%, 9/1/97 (Liquidity Agreement; ABN Amro Bank)......................                         3,500,000      3,501,680
                                                                                                                 ____________
TOTAL INVESTMENTS (cost $98,797,013)........................................                                      $98,797,013
                                                                                                                =============



DREYFUS BASIC NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO

SUMMARY OF ABBREVIATIONS
AMBAC         American Municipal Bond Assurance Corporation      GO      General Obligation
BAN           Bond Anticipation Notes                            LOC     Letter of Credit
BPA           Bond Purchase Agreement                            MBIA    Municipal Bond Investors Assurance
CP            Commercial Paper                                                Insurance Corporation
EDR           Economic Development Revenue                       TAN      Tax Anticipation Notes
FGIC          Financial Guaranty Insurance Company               VRDN    Variable Rate Demand Notes




SUMMARY OF COMBINED RATINGS (UNAUDITED)
FITCH (C)              OR          MOODY'S             OR         STANDARD & POOR'S                   PERCENTAGE OF VALUE
----------                         ----------                     -----------------                   -------------------
F1+/F1                             VMIG1/MIG1, P1 (d)             SP1+/SP1, A1+/A1 (d)                         84.9%
AAA/AA (e)                         Aaa/Aa (e)                     AAA/AA (e)                                    1.7
Not Rated (f)                      Not Rated (f)                  Not Rated (f)                                13.4
                                                                                                            __________
                                                                                                              100.0%
                                                                                                            ==========

NOTES TO STATEMENT OF INVESTMENTS:
    (a) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (b) Secured by letters of credit. At August 31, 1996, 23.6% of the Series' net assets are backed by letters of credit issued by domestic banks and foreign banks.
    (c) Fitch currently provides creditworthiness information for a limited number of investments.
    (d) P1 and A1 are the highest ratings assigned tax exempt commercial paper by Moody's and Standard & Poor's, respectively.
    (e) Notes which are not F, MIG or SP rated are represented by bond ratings of the issuers.
    (f) Securities which, while not rated by Fitch, Moody's or Standard & Poor's have been determined by the Board of Directors to be of comparable quality to those rated securities in which the Series may invest.





See notes to financial statements.


DREYFUS BASIC NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES                                                                              AUGUST 31, 1996
ASSETS:
    Investments in securities, at value-Note 1(a)...........................                                       $  98,797,013
    Cash....................................................................                                           4,572,466
    Interest receivable.....................................................                                             453,140
    Prepaid expenses........................................................                                               3,188
                                                                                                                ________________
                                                                                                                     103,825,807
LIABILITIES:
    Due to The Dreyfus Corporation and affiliates...........................                 $     15,282
    Payable for investment securities purchased.............................                    3,501,680
    Accrued expenses........................................................                       61,094              3,578,056
                                                                                       __________________
NET ASSETS at value, represented by paid-in capital, applicable to 100,247,751
    shares outstanding (1 billion shares of $.001 par value Common Stock authorized)                                $100,247,751
                                                                                                                =================


NET ASSET VALUE, offering and redemption price per share
  ($100,247,751 / 100,247,751 shares).......................................                                               $1.00
                                                                                                                =================
STATEMENT OF OPERATIONS
from December 1, 1995 (commencement of operations) to August 31, 1996
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                        $   1,310,658
    EXPENSES:
      Management fee-Note 2(a)..............................................                  $   197,262
      Registration fees.....................................................                       34,863
      Auditing fees.........................................................                       25,000
      Shareholder servicing costs-Note 2(b).................................                       12,203
      Legal fees............................................................                        9,000
      Prospectus and shareholders' reports..................................                        8,415
      Custodian fees........................................................                        5,286
      Directors' fees and expenses-Note 2(c)................................                          566
      Miscellaneous.........................................................                        2,481
                                                                                         _________________
            TOTAL EXPENSES..................................................                      295,076
      Less-expense reimbursement from Manager due to undertakings-Note 2(a).                      270,079
                                                                                         _________________
            NET EXPENSES....................................................                                               24,997
                                                                                                                 _______________
INVESTMENT INCOME-NET, representing net increase in net assets
    resulting from operations...............................................                                         $  1,285,661
                                                                                                                =================

See notes to financial statements.

DREYFUS BASIC NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
from December 1, 1995 (commencement of operations) to August 31, 1996
OPERATIONS;
    Investment income-net, representing net increase in net assets
      resulting from operations.............................................................                       $    1,285,661
                                                                                                                 _______________
DIVIDENDS TO SHAREHOLDERS FROM;
    Investment income-net...................................................................                           (1,285,661)
                                                                                                                 _______________
CAPITAL STOCK TRANSACTIONS ($1.00 per share):
    Net proceeds from shares sold...........................................................                          129,477,481
    Dividends reinvested....................................................................                            1,250,908
    Cost of shares redeemed.................................................................                          (30,480,638)
                                                                                                                 _______________
      INCREASE IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS................................                          100,247,751
                                                                                                                 _______________
          TOTAL INCREASE IN NET ASSETS......................................................                          100,247,751
NET ASSETS:
    Beginning of period.....................................................................                               --
                                                                                                                 _______________
    End of period...........................................................................                       $100,247,751
                                                                                                                =================



See notes to financial statements.

DREYFUS BASIC NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period December 1, 1995 (commencement of operations) to August 31, 1996. This information has been derived from the Series' financial statements.

PER SHARE DATA:
    Net asset value, beginning of period....................................................       $  1.00
                                                                                                  _________
    INVESTMENT OPERATIONS;
    Investment income-net...................................................................          .025
                                                                                                  _________
    DISTRIBUTIONS;
    Dividends from investment income-net....................................................        (.025)
                                                                                                  _________
    Net asset value, end of period..........................................................       $  1.00
                                                                                                  =========
TOTAL INVESTMENT RETURN.....................................................................          3.38%*
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets.................................................           .06%*
    Ratio of net investment income to average net assets....................................          3.25%*
    Decrease reflected in above expense ratio due to undertakings by the Manager............           .68%*
    Net Assets, end of period (000's Omitted)..............................................       $100,248
*  Annualized.


See notes to financial statements.

DREYFUS BASIC NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus BASIC Municipal Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as an open-end management investment company and operates as a series company currently offering four series, including Dreyfus BASIC New Jersey Municipal Money Market Portfolio (the "Series") which commenced operations on December 1, 1995. The Series is a non-diversified portfolio. The Series' investment objective is to provide investors with as high a level of current income exempt from Federal and New Jersey income tax as is consistent with the preservation of capital and maintenance of liquidity. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. acts as the distributor of the Fund's shares, which are sold to the public without a sales charge.
    The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
    It is the Series' policy to maintain a continuous net asset value per share of $1.00; the Series has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Series will be able to maintain a stable net asset value per share of $1.00.
    The Series' financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: Investments are valued at amortized cost, which has been determined by the Fund's Board of Directors to represent the fair value of the Series' investments.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.
    The Series follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Series.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Series to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Series not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

DREYFUS BASIC NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    At August 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the Series' average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Series, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Series, the Series may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. The most stringent state expense limitation applicable to the Series presently requires reimbursement of expenses in any full fiscal year that such expenses (exclusive of certain expenses as described above) exceed 21\2% of the first $30 million, 2% of the next $70 million and 11\2% of the excess over $100 million of the value of the Series' average net assets in accordance with California "blue sky" regulations. However, the Manager had undertaken from December 1, 1995 through June 30, 1996 to reimburse all fees and expenses of the Series, and thereafter, had undertaken through October 24, 1996 to reduce the management fee paid by the Series, to the extent that the Series' aggregate expenses (exclusive of certain expenses as described above) exceeded specified annual percentages of the Series' average daily net assets. The Manager has currently undertaken from October 25, 1996 through December 31, 1996 to reduce the management fee paid by the Series, to the extent that the Series' aggregate expenses (exclusive of certain expenses as described above) exceed an annual rate of
 .30 of 1% of the value of the Series' average daily net assets. The expense reimbursement, pursuant to the undertakings, amounted to $270,079 during the period ended August 31, 1996.
    In addition, the Manager has undertaken through June 30, 1998, to reduce the management fee paid by the Series, to the extent that the Series' aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of .45 of 1% of the value of the Series' average daily net assets.
    (B) Pursuant to the Series' Shareholder Services Plan, the Series reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Series' average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Series and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended August 31, 1996, the Series was charged an aggregate of $5,000 pursuant to the Shareholder Services Plan.
    The Series compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Series. Such compensation amounted to $3,054 during the period ended August 31, 1996.
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

DREYFUS BASIC NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS BASIC NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus BASIC New Jersey Municipal Money Market Portfolio (one of the Series constituting Dreyfus BASIC Municipal Fund, Inc.) as of August 31, 1996, and the related statements of operations and changes in net assets and financial highlights for the period from December 1, 1995 (commencement of operations) to August 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus BASIC New Jersey Municipal Money Market Portfolio at August 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the period from December 1, 1995 to August 31, 1996, in conformity with generally accepted accounting principles.

                          (Ernst & Young LLP}

New York, New York
October 3, 1996



IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Series hereby designates all the dividends paid from investment income-net during the fiscal year ended August 31, 1996 as "exempt-interest dividends" (not subject to regular Federal and, for individuals who are New Jersey residents, New Jersey personal income taxes).

(Dreyfus Lion D Logo)
DREYFUS BASIC NEW JERSEY
MUNICIPAL MONEY MARKET PORTFOLIO
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940




Printed in U.S.A.                            127AR968
(Dreyfus Logo)
BASIC New Jersey
Municipal Money
Market Portfolio
Annual Report
August 31, 1996